                                                       Registration No. 33-88578


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         Post-Effective Amendment No. 4
                                       to
                                    FORM S-6


                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2


A.  Exact Name of Trust:            THE TRAVELERS VARIABLE LIFE INSURANCE
                                    SEPARATE ACCOUNT ONE

B.  Name of Depositor:              THE TRAVELERS LIFE AND ANNUITY COMPANY


C.  Complete Address of Depositor's Principal Executive Offices:

                  One Tower Square,
                  Hartford, Connecticut  06183

D.  Name and Complete Address of Agent for Service:

                  Ernest J. Wright, Secretary
                  The Travelers Life and Annuity Company
                  One Tower Square
                  Hartford, Connecticut  06183

It is proposed that this filing will become effective (check appropriate box):

     immediately upon filing pursuant to paragraph (b)
---

 X   on May 1, 1999 pursuant to paragraph (b)
---

     60 days after filing pursuant to paragraph (a)(1)
---

     on            pursuant to paragraph (a)(1) of Rule 485.
---     ----------

If appropriate, check the following box:

     this post-effective amendment designates a new effective date for a --- previously filed post-effective amendment.

     Check the box if it is proposed that this filing will become effective on
---       at     pursuant to Rule 487.
     ----    ---                       ------

                         RECONCILIATION AND TIE BETWEEN

                           FORM N-8B-2 AND PROSPECTUS

Item No. of
Form N-8B-2           CAPTION IN PROSPECTUS
-----------           ---------------------
      1               Cover page
      2               Cover page
      3               Safekeeping of the Separate Account's Assets
      4               Distribution of the Policy
      5               The Separate Account
      6               The Separate Account
      7               Not applicable
      8               Not applicable
      9               Legal Proceedings and Opinion
     10               Prospectus Summary; The Insurance Company; The Separate Account; The Investment Options; The
                      Policy; Transfers of Cash Value; Policy Surrenders and Cash Surrender Value; Voting Rights;
                      Dividends
     11               The Separate Account; The Investment Options
     12               The Investment Options
     13               Charges and Deductions; Distribution of the Policies
     14               The Policy
     15               The Policy
     16               The Separate Account; The Investment Options; Allocation of Premium Payments Prospectus Summary;
     17               Right to Cancel Period; Policy Surrenders and Cash Surrender Value; Policy Loans; Exchange Rights
     18               The Investment Options; Charges and Deductions; Federal Tax Considerations
     19               Reports to Policy Owners
     20               The Insurance Company
     21               Policy Loans
     22               Not applicable
     23               Not applicable
     24               Not applicable
     25               The Insurance Company
     26               Not applicable
     27               The Insurance Company
     28               The Insurance Company; Management
     29               The Insurance Company
     30               Not applicable
     31               Not applicable
     32               Not applicable
     33               Not applicable
     34               Not applicable
     35               Distribution of the Policy
     36               Not applicable
     37               Not applicable
     38               Distribution of the Policy
     39               Distribution of the Policy
     40               Not applicable
     41               Distribution of the Policy
     42               Not applicable
     43               Not applicable
     44               Valuation of the Separate Account

Item No. of
Form N-8B-2           CAPTION IN PROSPECTUS
-----------           ---------------------
     45               Not applicable
     46               The Policy; Valuation of the Separate Account; Transfers of Cash Value; Policy Surrenders and Cash
                      Surrender Value
     47               The Separate Account; The Investment Options
     48               The Insurance Company
     49               Safekeeping of the Separate Account's Assets
     50               Not applicable
     51               Prospectus Summary; The Insurance Company; The Policy; Death Benefits; Policy Lapse and
                      Reinstatement
     52               The Separate Account; The Investment Options; Investment Managers
     53               Federal Tax Considerations
     54               Not applicable
     55               Not applicable
     56               Not applicable
     57               Not applicable
     58               Not applicable
     59               Financial Statements

                                   PROSPECTUS


This Prospectus describes VintageLife, a modified single premium individual variable life insurance policy (the "Policy") offered by The Travelers Life and Annuity Company (the "Company") and funded by The Travelers Variable Life Insurance Separate Account One ("Separate Account One"). Separate Account One invests in certain mutual funds that are referred to in this Prospectus as "Investment Options." Although the Policy can operate as a single premium policy, additional premium payments may be made under certain circumstances provided there are no outstanding policy loans. The minimum Initial Premium required to issue a Policy is $25,000.



During the Policy's Right to Cancel Period, the Applicant may return the Policy to the Company for a refund. The Right to Cancel Period expires on the latest of ten days after you receive the Policy, ten days after we mail or deliver to you a written Notice of Right to Cancel, or 45 days after the applicant signs the application for insurance (or later, if state law requires).



There is no guaranteed minimum Cash Value for a Policy. The Cash Value of the Policy will vary to reflect the investment performance of the Investment Options to which you have directed your premium payments. You bear the investment risk under the policy. The Cash Value is reduced by the various fees and charges assessed under the Policy, as described in this Prospectus. The Policy will remain in effect for as long as the Cash Surrender Value can pay the monthly Policy charges, subject to the Grace Period provision.



We offer two death benefits under the Policy -- the "Level Option" and the "Variable Option." Under either option, the death benefit will never be less than the Amount Insured (less any outstanding Policy loans or Monthly Deduction Amounts due and unpaid). You choose one at the time you apply for the Policy, however, you may change the death benefit option, subject to certain conditions.



Because the Policy is designed to operate generally as a single premium policy, in all but very limited circumstances the Policy will be treated as a modified endowment contract for federal income tax purposes. Policy surrender or loan may result in adverse tax consequences or penalties.



REPLACING EXISTING INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE.



EACH OF THE INVESTMENT OPTION PROSPECTUSES ARE INCLUDED WITH THE PACKAGE CONTAINING THIS PROSPECTUS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



VARIABLE LIFE INSURANCE POLICIES ARE NOT DEPOSITS OF ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER GOVERNMENT AGENCY.



                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1999.

                               TABLE OF CONTENTS


Glossary Of Special Terms..................      3
Prospectus Summary.........................      5
General Description........................     10
How The Policy Works.......................     10
    Payments Made Under the Policy.........     10
    Applying Premium Payments..............     11
The Investment Options.....................     12
Policy Benefits and Rights.................     14
  Transfers of Cash Values.................     14
  Telephone Transfers......................     14
  Automated Transfers......................     14
  Lapse and Reinstatement..................     14
  Exchange Rights..........................     15
  Right to Cancel..........................     15
Access to Cash Value.......................     15
    Policy Loans...........................     15
    Cash Value and Cash Surrender Value....     16
Death Benefit..............................     17
    Payment of Proceeds....................     18
    Payment Options........................     19
Maturity Benefits..........................     19
  Maturity Extension Rider.................     19
Charges and Deductions.....................     20
Monthly Deduction Amount...................     20
    Cost of Insurance Charge...............     20
    State Premium Tax Charge...............     20
    Charges for Supplemental Benefit.......     20
  Charges Against the Separate Account.....     20
    Mortality and Expense Risk Charge......     20
    Administrative Expense Risk Charge.....     20
  Underlying Fund Fees.....................     20
  Surrender Charges........................     21
    Partial Surrenders.....................     21
    Free Withdrawal Allowance..............     21
  Transfer Charge..........................     21
  Reduction or Elimination of Charges......     21
The Separate Account and Valuation.........     22
  The Travelers Variable Life Insurance
    Separate Account One...................     22
    How the Cash Value Varies..............     22
    Accumulation Unit Value................     22
    Net Investment Factor..................     23
Changes To The Policy......................     23
    General................................     23
    Changes in Stated Amount...............     23
    Changes in Death Benefit Option........     24
Additional Policy Provisions...............     24
  Assignment...............................     24
  Limit on Right to Contest and Suicide
    Exclusion..............................     24
  Misstatement as to Sex and Age...........     24
  Voting Rights............................     24
  Disregard of Voting Instructions.........     24
Other Matters..............................     25
  Statements to Policy Owners..............     25
  Suspension of Valuation..................     25
  Dividends................................     25
  Mixed and Shared Funding.................     25
  Distribution.............................     25
  Legal Proceedings and Opinion............     26
  Independent Accountants..................     26
Federal Tax Considerations.................     26
  General..................................     26
  Tax Status of the Policy.................     26
    Definition of Life Insurance...........     26
    Diversification........................     27
    Investor Control.......................     27
  Tax Treatment of Policy Benefits.........     28
    In General.............................     28
    Modified Endowment Contracts...........     28
    Exchanges..............................     29
    Aggregation of Modified Endowment
      Contracts............................     29
    Policies which are not Modified
      Endowment Contracts..................     29
    Treatment of Loan Interest.............     29
    The Company's Income Taxes.............     30
The Company................................     30
  IMSA.....................................     30
  Year 2000 Compliance.....................     30
Management.................................     31
  Directors of The Travelers Life and
    Annuity Company........................     31
  Senior Officers of The Travelers Life and
    Annuity Company........................     32
Illustrations..............................     33
Appendix A-Performance Information.........     39
Appendix B-Representative Stated Amounts...     41
Financial Statements of the Separate
  Account
Financial Statements of the Company

                           GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

The following terms are used throughout the Prospectus and have the indicated meanings:

ACCUMULATION UNIT -- a standard of measurement used to calculate the values allocated to the Investment Options.

AVERAGE NET GROWTH RATE -- an annual measurement of growth, used to determine the next year's mortality and expense risk charge. For each Policy Owner, the rate is determined each Policy Year as follows: total daily earnings of the Investment Option(s) you select, divided by the average amount you allocated during the Policy Year. The daily earnings are measured using the net asset value per share of the Investment Options.


BENEFICIARY(IES) -- the person(s) named to receive the Death Benefit following the Insured's death.


CASH SURRENDER VALUE -- the Cash Value less any outstanding policy loan and surrender charges.

CASH VALUE -- the current value of Accumulation Units credited to each of the Investment Options available under the Policy, plus the value of the Loan Account.


COMPANY'S HOME OFFICE -- the principal executive offices of The Travelers Life and Annuity Company located at One Tower Square, Hartford, Connecticut 06183.


COVERAGE AMOUNT -- an amount equal to the Death Benefit minus the Cash Value.

DEATH BENEFIT -- the amount payable to the Beneficiary if the Insured dies while the Policy is in force.

DEDUCTION DATE -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Cash Value.

GRACE PERIOD -- the period during which the Policy remains in force after the Company has given notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to pay the Monthly Deduction Amount due.

INITIAL PREMIUM -- the Premium Payment made in connection with the issuance of a Policy.

INSURED -- the person on whose life the Policy is issued.


INVESTMENT OPTIONS -- the open-end management investment companies or portfolios thereof to which you may allocate premiums and Cash Value under Separate Account One.


ISSUE DATE -- the date on which the Policy is issued by the Company for delivery to the Policy Owner.


LOAN ACCOUNT -- an account in the Company's general account to which we transfer the amount of any policy loan, and to which we credit and charge a fixed rate of interest.


LOAN ACCOUNT VALUE -- the amount of any policy loan, plus capitalized loan interest, plus the net rate of return credited to the Loan Account.

MATURITY DATE -- the anniversary of the Policy Date on which the Insured is age 100.

MINIMUM AMOUNT INSURED -- a percentage of Cash Value required to qualify this Policy as life insurance under federal tax law.


MONTHLY DEDUCTION AMOUNT -- a monthly charge, deducted from the Policy's Cash Value, which is comprised of the Cost of Insurance charge, the deduction for premium tax, any administrative charge, and any charge for supplemental benefits.


POLICY DATE -- the date on which the Policy becomes effective, which date is used to determine all future cyclical transactions under the Policy (i.e., Deduction Dates, Policy Months, Policy Years).

POLICY MONTH -- monthly periods computed from the Policy Date.

POLICY OWNER (YOU, YOUR OR OWNER) -- the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

POLICY YEARS -- annual periods computed from the Policy Date.

SEPARATE ACCOUNT ONE -- The Travelers Variable Life Insurance Separate Account One, a separate account established by The Travelers Life and Annuity Company for the purpose of funding this Policy.


STATED AMOUNT -- the amount used to determine the Death Benefit under the Policy.

VALUATION DATE -- a day on which Accumulation Units are valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------


WHAT IS VARIABLE LIFE INSURANCE?



The Modified single premium individual variable life insurance policy is designed to provide insurance protection on the life of the Insured and to build Cash Value. Like other life insurance it provides an income tax free death benefit that is payable to the Beneficiary upon the Insured's death. Unlike traditional fixed-premium life insurance, the Policy allows you, as the owner, to allocate your premium, or transfer Cash Value to various Investment Options. These Investment Options include equity, bond, money market and other types of portfolios. Your Cash Value may increase or decrease daily, depending on investment return. There is no minimum amount guaranteed as it would be in a traditional life insurance policy.



The Policy has a Death Benefit, Cash Surrender Value and other features traditionally associated with a fixed benefit whole life insurance policy. The Policy is "variable" because unlike the fixed benefits of an ordinary whole life insurance contract, the Cash Value and, under certain circumstances, the Death Benefit of the Policy may increase or decrease depending on the investment experience of the Investment Options to which the premium payment(s) and cash value have been allocated. The Cash Value will also vary to reflect partial cash surrenders and Monthly Deduction Amounts. In accordance with the Continuation of Insurance provision of the Policy, the Policy will remain in effect until the Cash Surrender Value is insufficient to cover the Monthly Deduction Amount and loan interest due but not paid. There is no minimum guaranteed Cash Value or Cash Surrender Value and the Policy Owner bears the investment risk associated with an investment in the Investment Options. (See "Valuation of the Separate Account.")



SUMMARY OF VINTAGELIFE FEATURES



INVESTMENT OPTIONS: The Policy is funded by The Travelers Variable Life Insurance Separate Account One ("Separate Account One"), a registered unit investment trust separate account established by The Travelers Life and Annuity Company (the "Company"). A Policy Owner allocates premium payments to one or more of the Investment Options available to Separate Account One. You have the ability to choose from a wide variety of well-known Investment Options. These professionally managed stock, bond and money market funding options cover a broad spectrum of investment objectives and risk tolerance. The following Investment Options are currently available under the Policy:


GREENWICH STREET SERIES FUND
  Total Return Portfolio
SMITH BARNEY CONCERT ALLOCATION SERIES, INC.
  Concert Select Balanced Portfolio
  Concert Select Conservative Portfolio
  Concert Select Growth Portfolio
  Concert Select High Growth Portfolio
  Concert Select Income Portfolio
TRAVELERS SERIES FUND, INC.
  AIM Capital Appreciation Portfolio
  Alliance Growth Portfolio
  MFS Total Return Portfolio
  Putnam Diversified Income Portfolio
  Smith Barney High Income Portfolio
  Smith Barney International Equity Portfolio
  Smith Barney Large Cap Value Portfolio
  Smith Barney Money Market Portfolio

  The Travelers Managed Income Portfolio


  Van Kampen Enterprise Portfolio

TRAVELERS SERIES TRUST

  MFS Emerging Growth Portfolio



  Zero Coupon Bond Portfolio 2000
  Zero Coupon Bond Portfolio 2005


Additional Portfolios may be added from time to time. For more information see "The Investment Options." Refer to each Investment Option's prospectus for a complete description of the investment objectives, restrictions and other material information.



PREMIUMS: The minimum Initial Premium is $25,000. Although the Policy can operate as a single premium policy, you can make additional payments under certain circumstances, provided there are no outstanding policy loans. If there are any outstanding loans, any payment received will be treated first as a repayment of the loan rather than an additional premium payment. (See "Additional Premium Payments.") No premiums can be accepted if they would disqualify the Policy as life insurance under federal tax law.


You indicate on your application what percentage of each Net Premium you would like allocated to the Investment Options. You may change your allocations by writing to the Company or by calling 1-800-334-4298.



After the Policy Date and until the applicant's right to cancel has expired, the Initial Premium will be allocated to the Smith Barney Money Market Portfolio. After the expiration of the Right to Cancel Period, the cash value will be distributed to each Investment Options in the percentages indicated on your application.



RIGHT TO EXAMINE POLICY: You may return your Policy for any reason and receive a full refund of your premium by mailing us the Policy and a written request for cancellation within a specified period.


DEATH BENEFITS: At time of application, you select a death benefit option. Under certain conditions you may be able to change the death benefit option at a later date. The options available are:

     - LEVEL OPTION (OPTION 1): the death benefit will be equal to the greater of the Stated Amount or the Minimum Amount Insured.

     - VARIABLE OPTION (OPTION 2): the death benefit will be equal to the greater of the Stated Amount plus the Cash Value or the Minimum Amount Insured.


POLICY VALUES: As with other types of insurance policies, VintageLife will accumulate a Cash Value. The Cash Value of the Policy will increase or decrease to reflect the investment experience of the Investment Options. Monthly charges and any partial surrenders taken will also decrease the Cash Value. There is no minimum guaranteed Cash Value.



     - ACCESS TO POLICY VALUES: You may borrow against your Policy's Cash Surrender Value. The maximum loan amount allowable is 90% of the Cash Surrender Value, subject to state approval. The Company will charge interest on the outstanding amounts of the loan, which interest must be paid by you in advance.


You may cancel all or a portion of your Policy while the Insured is living and receive all or a portion of the Cash Surrender Value. Depending on the amount of time the Policy has been in force, there may be a charge for the partial or full surrender.


TRANSFERS OF POLICY VALUES: You may transfer all or a portion of your Cash Value among the Investment Options. You may do this by writing to the Company or calling 1-800-334-4298.



GRACE PERIOD: If the Cash Surrender Value of your Policy becomes less than the amount needed to pay the Monthly Deduction Amount, you will have 61 days to pay a premium that is sufficient to cover the Monthly Deduction Amount. If the premium is not paid, your Policy will lapse.


EXCHANGE RIGHTS: During the first two Policy Years, you can exchange this Policy for one that provides benefits that do not vary with the investment return of the Investment Options.


TAX CONSEQUENCES: Currently, the federal tax law excludes all Death Benefit payments from the gross income of the Beneficiary. In almost all cases, the Policy will be a modified endowment contract ("MEC"). A MEC has an income-first taxation of all loans, pledges, collateral assignments or partial surrenders. A 10% penalty tax may be imposed on such income distributed before the Policy Owner attains age 59 1/2. Policies which are not MECs receive preferential tax treatment with respect to certain distributions.



CHARGES AND DEDUCTIONS: Your Policy is subject to the following charges, which compensate the Company for administering and distributing the Policy, as well as paying Policy benefits and assuming related risks. These charges are summarized below, and explained in detail under "Charges and Deductions."

POLICY CHARGES:



     - MONTHLY DEDUCTION -- deductions taken from the value of your Policy each month to cover cost of insurance charges, the deduction for premium tax and any charges for optional benefits.



     - FULL SURRENDER CHARGE -- applies if you surrender your Policy for its full Cash Value or the Policy lapses, during the first 9 years and for 9 years after requesting an increase in coverage. The surrender charge consists of a percent of premium charge and a per thousand of face amount charge.



     - PARTIAL SURRENDER CHARGE -- applies if you surrender part of the value of your Policy.



ASSET-BASED CHARGES:



     - MORTALITY AND EXPENSE RISK CHARGE -- applies to the assets of the Investment Options on a daily basis which equals an annual rate of .90%. This rate is reduced to .75% for the current policy year if the Average Net Growth Rate is 6.5% or greater during the previous policy year.



     - ADMINISTRATIVE EXPENSE CHARGE -- applies to the assets of the Investment Options on a daily basis which equals an annual rate of .40%.



     - UNDERLYING FUND FEES -- the separate account purchases shares of the Underlying Funds on a net asset value basis. The shares purchased already reflect the deduction of investment advisory fees and other expenses. These fees are shown below as a percentage of average daily net assets of each Investment Option as of December 31,1998 unless noted otherwise.

VINTAGELIFE


1999 FUND EXPENSES




                                                              MANAGEMENT    OTHER      TOTAL
                         FUND NAME                               FEE       EXPENSES   EXPENSES
------------------------------------------------------------     ----        ----      -----
GREENWICH STREET SERIES FUND:


----------------------------------------------------------------------------------------------
Total Return Portfolio                                          0.75%       0.04%      0.79%


----------------------------------------------------------------------------------------------
SMITH BARNEY CONCERT ALLOCATION SERIES, INC.:


----------------------------------------------------------------------------------------------
Concert Select Balanced Portfolio(1)                            0.00%       0.35%      0.35%


----------------------------------------------------------------------------------------------
Concert Select Conservative Portfolio(1)                        0.00%       0.35%      0.35%


----------------------------------------------------------------------------------------------
Concert Select Growth Portfolio(1)                              0.00%       0.35%      0.35%


----------------------------------------------------------------------------------------------
Concert Select High Growth Portfolio(1)                         0.00%       0.35%      0.35%


----------------------------------------------------------------------------------------------
Concert Select Income Portfolio(1)                              0.00%       0.35%      0.35%


----------------------------------------------------------------------------------------------
TRAVELERS SERIES FUND, INC.:


----------------------------------------------------------------------------------------------
AIM Capital Appreciation Portfolio(2)                           0.80%       0.05%      0.85%


----------------------------------------------------------------------------------------------
Alliance Growth Portfolio(2)                                    0.80%       0.02%      0.82%


----------------------------------------------------------------------------------------------
MFS Total Return Portfolio(2)                                   0.80%       0.04%      0.84%


----------------------------------------------------------------------------------------------
Putnam Diversified Income Portfolio(2)                          0.75%       0.12%      0.87%


----------------------------------------------------------------------------------------------
Smith Barney High Income Portfolio(2)                           0.60%       0.07%      0.67%


----------------------------------------------------------------------------------------------
Smith Barney International Equity Portfolio(2)                  0.90%       0.10%      1.00%


----------------------------------------------------------------------------------------------
Smith Barney Large Cap Value Portfolio(2)                       0.65%       0.03%      0.68%


----------------------------------------------------------------------------------------------
Smith Barney Money Market Portfolio(2)                          0.50%       0.14%      0.64%


----------------------------------------------------------------------------------------------
Travelers Managed Income Portfolio(2)                           0.65%       0.19%      0.84%


----------------------------------------------------------------------------------------------
Van Kampen Enterprise Portfolio(2)                              0.70%       0.03%      0.73%


----------------------------------------------------------------------------------------------
TRAVELERS SERIES TRUST:


----------------------------------------------------------------------------------------------
MFS Emerging Growth Portfolio                                   0.75%       0.14%      0.89%


----------------------------------------------------------------------------------------------
Zero Coupon Bond Fund Portfolio (Series 2000)                   0.10%       0.05%      0.15%


----------------------------------------------------------------------------------------------
Zero Coupon Bond Fund Portfolio (Series 2005)                   0.10%       0.05%      0.15%


----------------------------------------------------------------------------------------------



(1) The Concert Allocation Series Select Portfolios (a "fund of funds") invest in the shares of other mutual funds. Other Expenses are 0.35% and there are no management fees for these funds. See the Fund prospectus for information regarding the equity/fixed income (including money market) investment target and range for each portfolio, and for the expense ratios for the underlying funds. Such ratios range from 0.50% to 1.29%.



(2) Expenses are as of October 31, 1998 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 1998.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                              GENERAL DESCRIPTION

--------------------------------------------------------------------------------


This prospectus describes a modified single premium individual variable life insurance Policy offered by The Travelers Life and Annuity Company ("Company"). The policy offers:



     - A selection of investment options



     - A choice of two death benefit options



     - Loans and partial withdrawal privileges



     - The ability to increase or decrease the Policy's face amount of insurance



This Policy is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with death benefits, Cash Values and other features traditionally associated with life insurance. The Policy is a security because the Cash Value and, under certain circumstances, the Amount Insured, and Death Benefit may increase or decrease depending on the investment experience of the Investment Options chosen.



THE APPLICATION. In order to become a policy owner, you must submit an application to the Company. You must provide evidence of insurability. On the application, you will also indicate:



     - the amount of initial premium you plan to pay; minimum of $25,000



     - your choice of the two death benefit options



     - the beneficiary(ies), and whether or not the beneficiary is irrevocable



     - your choice of investment options.



Our underwriting staff will review the application, and, if approved, we will issue the Policy.



                              HOW THE POLICY WORKS

--------------------------------------------------------------------------------


You make one premium payment and direct it to one or more of the available investment options. (Under certain circumstances, you may be allowed to make additional purchase payments). The policy's cash value will increase or decrease depending on the performance of the investment options you select. In the case of death benefit option 2, the death benefit will also vary based on the investment options' performance.



If your Policy is in effect when the insured dies, we will pay your beneficiary the death benefit (less any outstanding loan account balance and any monthly deduction amount due but not paid). Your Policy will stay in effect as long as the policy's cash surrender value can pay the policy's monthly charges.



Your Policy becomes effective once our underwriting staff has approved the application and once the first premium payment has been made. The Policy Date is the date we use to determine all future transactions on the policy, for example, the deduction dates, policy months, policy years. The Policy Date may be before or the same date as the Issue Date (the date the policy was issued). During the underwriting period, any premium paid will be held in a non-interest bearing account.



PAYMENTS MADE UNDER THE POLICY



INITIAL PREMIUM. The Initial Premium is due on or before the Policy Date and is payable in full at the Company's Home Office. The Initial Premium is the guideline single premium for the life insurance coverage provided under the Policy, as determined in accordance with the Internal Revenue Code of 1986, as amended (the "Code"). The minimum Initial Premium is $25,000. Additional Premium Payments may be made under the Policy, as described below. However, if there are any outstanding policy loans, any payment received will be treated first as repayment of loans rather than as an additional Premium Payment.

The Initial Premium purchases a Death Benefit equal to the Policy's Stated Amount (if Option 1 is selected), or to the Policy's Stated Amount plus the Cash Value (if Option 2 is selected). The relationship between the Initial Premium and the Stated Amount depends on the age, sex (where permitted by state law) and risk class of the Insured. Generally, the same Initial Premium will purchase a higher Stated Amount for a younger insured than for an older insured. Likewise, the same Initial Premium will purchase a slightly higher Stated Amount for a female insured than for a male insured of the same age. Also, the same Initial Premium will purchase a higher Stated Amount for a standard Insured than for a substandard Insured. Representative Stated Amounts per dollar of Initial Premium are set forth in Appendix B.



ADDITIONAL PREMIUM PAYMENTS. The circumstances under which additional Premium Payments can be made under the Policy are as follows:



     1. INCREASES IN STATED AMOUNT -- You may request an increase in Stated Amount at any time. If your request is approved, the Company will require you to make an additional Premium Payment in order for an increase in Stated Amount to become effective. The minimum additional Premium Payment permitted by the Company in connection with an increase in Stated Amount is $1,000. (See "Changes in Stated Amount.")



     2. TO PREVENT LAPSE -- If the Cash Surrender Value on any Deduction Day is insufficient to cover the Monthly Deduction Amount or loan interest due but not paid, then you must make an additional Premium Payment during the Grace Period sufficient to cover the Monthly Deduction Amount and loan interest due in order to prevent lapse. The minimum amount of any payment that may be required to be made in this circumstance will be stated in the notice mailed to you in accordance with the Policy; payments in excess of the amount required to prevent lapse will be considered a payment "at your discretion" and consequently subject to the rules described below. If you do not make a sufficient payment, the Policy will lapse and terminate without value. (See "Lapse and Reinstatement.")



     3. AT YOUR DISCRETION -- Additional Premium Payments may be made at your discretion so long as the payment plus the total of all premiums previously paid does not exceed the maximum premium limitation derived from the guideline premium test for life insurance prescribed by the Code. Because of the test, the maximum premium limitation will ordinarily equal the Initial Premium for a number of years after the Policy has been issued. Therefore, discretionary additional Premium Payments normally will not be permitted during the early years of the Policy. Discretionary additional Premium Payments must be at least $250, and may not be paid on or after the Maturity Date.



Any Additional Premium Payments made under the Policy may be subject to new evidence of insurability. Payments received in excess of any Loan Account Value will be treated as an additional Premium Payment.



APPLYING PREMIUM PAYMENTS



We apply the first premium on the later of the Policy Date or the date we receive it at our Home Office. During the Right to Cancel Period, we allocate net premiums to the Smith Barney Money Market Portfolio. At the end of the Right to Cancel Period, we direct the net premiums to the investment option(s) selected on the application, unless you give us other directions.



The investment options are segments of the separate account. They correspond to underlying funds with the same names. The available investment options are listed below.



We credit your policy with accumulation units of the investment option(s) you have selected. We calculate the number of accumulation units by dividing your net premium payment by each investment option's accumulation unit value computed after we receive your payment.

                             THE INVESTMENT OPTIONS

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You may allocate Premium Payments to one or more of the available Investment Options. The Investment Options currently available under the Policy may be added, withdrawn or substituted as permitted by applicable state or federal law. We would notify you before making such a change. Please read carefully the complete risk disclosure in each Portfolio's prospectus before investing. For more detailed information on the investment advisers and their services and fees, please refer to the prospectuses for the Investment Options.



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       INVESTMENT OPTION                     INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
--------------------------------------------------------------------------------------------------------------
GREENWICH STREET SERIES FUND
  Total Return Portfolio         An equity portfolio that seeks to provide     SSBC Fund Management Inc.
                                 total return, consisting of long-term         ("SSBC")
                                 capital appreciation and income. The
                                 Portfolio will invest primarily in a
                                 diversified portfolio of dividend-paying
                                 common stocks
SMITH BARNEY CONCERT ALLOCATION
SERIES, INC.
  Concert Select Balanced        Seeks a balance of growth of capital and      Travelers Investment Adviser
  Portfolio                      income by investing in a select group of      ("TIA")
                                 mutual funds.
  Concert Select Conservative    Seeks income and, secondarily, long-term      TIA
  Portfolio                      growth of capital by investing in a select
                                 group of mutual funds.
  Concert Select Growth          Seeks long-term growth of capital by          TIA
  Portfolio                      investing in a select group of mutual funds.
  Concert Select High Growth     Seeks capital appreciation by investing in a  TIA
  Portfolio                      select group of mutual funds.
  Concert Select Income          Seeks high current income by investing in a   TIA
  Portfolio                      select group of mutual funds.
TRAVELERS SERIES FUND, INC.
  AIM Capital Appreciation       Seeks capital appreciation by investing       TIA
  Portfolio                      principally in common stock, with emphasis    Subadviser: AIM Capital
                                 on medium-sized and smaller emerging growth   Management Inc.
                                 companies.
  Alliance Growth Portfolio      Seeks long-term growth of capital by          TIA
                                 investing predominantly in equity securities  Subadviser: Alliance Capital
                                 of companies with a favorable outlook for     Management L.P.
                                 earnings and whose rate of growth is
                                 expected to exceed that of the U.S. economy
                                 over time. Current income is only an
                                 incidental consideration.
  MFS Total Return Portfolio     Seeks to obtain above-average income          TIA
                                 (compared to a portfolio entirely invested    Subadviser: MFS
                                 in equity securities) consistent with the
                                 prudent employment of capital. Generally, at
                                 least 40% of the Portfolio's assets will be
                                 invested in equity securities.
  Putnam Diversified Income      Seeks high current income consistent with     TIA
  Portfolio                      preservation of capital. The Portfolio will   Subadviser:
                                 allocate its investments among the U.S.       Putnam Investment Management,
                                 Government Sector, the High Yield Sector,     Inc.
                                 and the International Sector of the fixed
                                 income securities markets.
  Smith Barney High Income       Seeks high current income. Capital            SSBC
  Portfolio                      appreciation is a secondary objective. The
                                 Portfolio will invest at least 65% of its
                                 assets in high-yielding corporate debt
                                 obligations and preferred stock.

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       INVESTMENT OPTION                     INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
--------------------------------------------------------------------------------------------------------------
TRAVELERS SERIES FUND, INC.
(CONT'D)
  Smith Barney International     Seeks total return on assets from growth of   SSBC
  Equity Portfolio               capital and income by investing at least 65%
                                 of its assets in a diversified portfolio of
                                 equity securities of established non-U.S.
                                 issuers.
  Smith Barney Large Cap Value   Seeks current income and long-term growth of  SSBC
  Portfolio                      income and capital by investing primarily,
                                 but not exclusively, in common stocks.
  Smith Barney Money Market      Seeks maximum current income and              SSBC
  Portfolio                      preservation of capital by investing in high
                                 quality, short-term money market
                                 instruments. An investment in this fund is
                                 neither insured nor guaranteed by the U.S.
                                 Government, and there is no assurance that a
                                 stable $1 value per share will be
                                 maintained.
  The Travelers Managed Income   Seeks high current income consistent with     TIA
  Portfolio                      prudent risk of capital through investments
                                 in corporate debt obligations, preferred
                                 stocks, and obligations issued or guaranteed
                                 by the U.S. Government or its agencies or
                                 instrumentalities.
  Van Kampen Enterprise          Seeks capital appreciation through            SSBC
  Portfolio                      investment in securities believed to have     Subadviser: Van Kampen Asset
                                 above-average potential for capital           Management, Inc
                                 appreciation. Any income received on such
                                 securities is incidental to the objective of
                                 capital appreciation.
THE TRAVELERS SERIES TRUST
  MFS Emerging Growth Portfolio  Seeks long-term growth of capital. Dividend   Travelers Asset Management
                                 and interest income from portfolio            investment Company ("TAMIC")
                                 securities, if any, is incidental.            Subadviser:
                                                                               MFS
  Zero Coupon Bond Fund          Seeks to provide as high an investment        TAMIC
  Portfolio (Series 2000)        return as consistent with the preservation
                                 of capital investing in primarily zero
                                 coupon securities that pay cash income but
                                 are acquired by the Portfolio at substantial
                                 discounts from their values at maturity. The
                                 Zero Coupon Bond Fund Portfolios may not be
                                 appropriate for Policy Owners who do not
                                 plan to have their premiums invested in
                                 shares of the Portfolios for the long term
                                 or until maturity
  Zero Coupon Bond Fund          Seeks to provide as high an investment        TAMIC
  Portfolio (Series 2005)        return as consistent with the preservation
                                 of capital investing in primarily zero
                                 coupon securities that pay cash income but
                                 are acquired by the Portfolio at substantial
                                 discounts from their values at maturity. The
                                 Zero Coupon Bond Fund Portfolios may not be
                                 appropriate for Policy Owners who do not
                                 plan to have their premiums invested in
                                 shares of the Portfolios for the long term
                                 or until maturity

                           POLICY BENEFITS AND RIGHTS

--------------------------------------------------------------------------------

TRANSFERS OF CASH VALUE

As long as the Policy remains in effect, you may make transfers of Cash Value between Investment Options. We reserve the right to restrict the number of free transfers to four times in any Policy Year and to charge $10 for each additional transfer; however, there is currently no charge for transfers.


The number of Accumulation Units credited to the investment option as a result of the transfer will be determined by dividing the transferred amount by the Accumulation Unit Value of that investment option. The Accumulation Unit Value will be determined on the Valuation Date on which the Company receives the written request for a transfer.


TELEPHONE TRANSFERS

The Policy Owner may make the request in writing by mailing such request to the Company at its Home Office, or by telephone (if an authorization form is on file) by calling 1-800-334-4298. The Company will take reasonable steps to ensure that telephone transfer requests are genuine. These steps may include seeking proper authorization and identification prior to processing telephone requests. Additionally, the Company will confirm telephone transfers. Any failure to take such measures may result in the Company's liability for any losses due to fraudulent telephone transfer requests.

AUTOMATED TRANSFERS

DOLLAR-COST AVERAGING

You may establish automated transfers of Policy Values on a monthly or quarterly basis from any Investment Option(s) to any other Investment Option(s) through written request or other method acceptable to the Company. You must have a minimum total Policy Value of $5,000 to enroll in the Dollar-Cost Averaging program. The minimum total automated transfer amount is $100.


You may start or stop participation in the Dollar-Cost Averaging program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of the Policy Value, Policy Owners should consider the risks involved in switching between investments available under this Policy. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

PORTFOLIO REBALANCING
You may elect to have the Company periodically reallocate values in your policy to match your original (or your latest) funding option allocation request.

LAPSE AND REINSTATEMENT


The Policy will remain in effect until the Cash Surrender Value of the Policy can no longer cover the Monthly Deduction Amount or loan interest due but not paid. If this happens we will notify you in writing that if the amount shown in the notice is not paid within 61 days (the "Grace Period"), the Policy may lapse. The amount shown will be enough to pay the deduction amount due. The Policy will continue through the Grace Period, but if no payment is received by us, it will terminate at the end of the Grace Period. If the person Insured under the Policy dies during the Grace Period, the Death Benefit payable will be reduced by the Monthly Deduction Amount due plus the amount of any outstanding loan and unpaid loan interest. (See "Death Benefit," below.)

If the Policy lapses, you may reinstate the Policy by paying the reinstatement premium (and any applicable charges) shown in the Policy. You may request reinstatement within three years of lapse (unless a different period is required under applicable state law). Upon reinstatement, the Policy's Cash Value will equal the Net Premium. In addition, the Company reserves the right to require satisfactory evidence of insurability.


EXCHANGE RIGHTS


Once the Policy is in effect, it may be exchanged during the first 24 months for a general account life insurance policy issued by the Company (or an affiliated company) on the life of the Insured. Benefits under the new life insurance policy will be as described in that policy. No evidence of insurability will be required. You have the right to select the same Death Benefit or Net Amount At Risk as the former Policy at the time of exchange. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any outstanding Policy loan must be repaid before we will make an exchange. In addition, there may be an adjustment for the difference in Cash Value between the two Policies.

RIGHT TO CANCEL

An Applicant may cancel the Policy by returning it via mail or personal delivery to the Company or to the agent who sold the Policy. The Policy must be returned by the latest of:

     (1) 10 days after delivery of the Policy to you

     (2) 45 days of completion of the Policy application

     (3) 10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant whichever is latest, or

     (4) later if required by state law.

We will refund the greater of all premium payments or the sum of:

     (1) the difference between the premium paid, including any fees or charges, and the amounts allocated to the Investment Option(s),

     (2) the value of the amounts allocated to the Investment Option(s) on the date on which the Company receives the returned Policy, and

     (3) any fees and other charges imposed on amounts allocated to the Investment Option(s).

We will make the refund within seven days after we receive your returned policy.

                             ACCESS TO CASH VALUES
--------------------------------------------------------------------------------

POLICY LOANS


A Policy Owner may obtain a cash loan from the Company secured by the Policy not to exceed 90% of the Policy's Cash Value (determined on the day on which the Company receives the written loan request), less any surrender penalties (See "Surrender Charges"). Subject to state law, no loan requests may be made for amounts of less than $500.



If there is a loan outstanding at the time a subsequent loan request is made, the amount of the outstanding loan will be added to the new loan request. The Company will charge interest on the outstanding amounts of the loan, which interest must be paid in advance by the Policy Owner. Loans made during the first ten Policy Years will be made at a 2% net cost on principal, and a 1% net cost on earnings. Loans made after the tenth Policy Year will be made at 2% net cost on principal and 0% net cost on earnings. Additionally, loans may be taken at any time at 0% net cost for the purchase of a Travelers long-term care policy, where permitted by state law.



Loans will be taken from earnings first, and then from premium.

For these purposes, "earnings" represents any unloaned Cash Value, minus the total premiums paid under the Policy. Loans taken against earnings will be charged an interest rate of 4.75% during the first ten Policy Years, and 3.85% for Policy Year 11 and thereafter. Loans taken against premium will be charged an interest rate of 5.65% in all Policy Years. Amounts in the Loan Account will be credited by the Company with a fixed annual rate of return of 4%, and will not be affected by the investment performance of the Investment Options. The rate of return credited to amounts held in the Loan Account will be transferred back to the Investment Options on a pro rata basis after each Policy Year. The Policy's "Loan Account Value" is equal to amounts transferred from the Investment Options to the Loan Account when a loan is taken, plus capitalized loan interest, plus the net rate of return credited to the Loan Account that has not yet been transferred back to the Investment Options. Loan repayments reduce the Loan Account Value, and increase the Cash Value in the Investment Options.



The amount of the loan will be transferred as of the date the loan is made on a pro rata basis from each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise) to another account (the "Loan Account"). Amounts in the Loan Account will be credited by the Company with a fixed annual rate of return of 4% (6% in Massachusetts) and will not be affected by the investment performance of the Investment Options. When loan repayments are made, the amount of the repayment will be deducted from the Loan Account and will be reallocated based upon premium allocation percentages among the Investment Options applicable to the Policy (unless the Policy Owner states otherwise). The Company will make the loan to the Policy Owner within seven days after receipt of the written loan request.



An outstanding loan amount decreases the Cash Surrender Value. If a maximum loan is taken or a loan is not repaid, it permanently decreases the Cash Surrender Value, which could cause the Policy to lapse (see "Lapse and Reinstatement"). For example, if a Policy has a Cash Surrender Value of $10,000, the Policy Owner may take a loan of 90% or $9,000, leaving a new Cash Surrender Value of $1,000. In addition, the Death Benefit actually payable would be decreased because of the outstanding loan. Furthermore, even if the loan is repaid, the Death Benefit and Cash Surrender Value may be permanently affected since the Policy Owner was not credited with the investment experience of an Investment Option on the amount in the Loan Account while the loan was outstanding. All or any part of a loan secured by a Policy may be repaid while the Policy is still in effect.


CASH VALUE AND CASH SURRENDER VALUE

The Cash Value of a Policy changes on a daily basis and will be computed on each Valuation Date. The Cash Value will vary to reflect the investment experience of the Investment Options, as well as any partial Cash Surrenders, Monthly Deduction Amount, daily Separate Account charges, and any additional premium payments. There is no minimum guaranteed Cash Value.

The Cash Value of a particular Policy is related to the net asset value of the Investment Options to which premium payments on the Policy have been allocated. The Cash Value on any Valuation Date is calculated by multiplying the number of Accumulation Units credited to the Policy in each Investment Options as of the Valuation Date by the current Accumulation Unit Value of that Investment Option, then adding the collective result for each of the Investment Options credited to the Policy, and finally adding the value (if any) of the Loan Account. A Policy Owner may withdraw Cash Value from the Policy, or transfer Cash Value among the Investment Options, on any day that the Company is open for business.

As long as the Policy is in effect, a Policy Owner may elect, without the consent of the Beneficiary (provided the designation of Beneficiary is not irrevocable), to surrender the Policy and receive its "Cash Surrender Value"; i.e., the Cash Value of the Policy determined as of the day the Company receives the Policy Owner's written request, less any outstanding Policy loan, and less any applicable Surrender Charges. For full surrenders, the Company will pay the Cash Surrender Value of the Policy within seven days following its receipt of the written request, or on the date requested by the Policy Owner, whichever is later. The Policy will terminate on the Deduction Date next following the Company's receipt of the written request, or on the Deduction Date next following the date on which the Policy Owner requests the surrender to become effective, whichever is later.


In the case of partial surrenders, the Cash Surrender Value will be equal to the amount requested to be surrendered minus any applicable Surrender Charges. The deduction from Cash Value for a partial surrender will be made on a pro rata basis against the Cash Value of each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise in writing).


In addition to reducing the Cash Value of the Policy, partial cash surrenders will reduce the Death Benefit payable under the Policy. Under Option 1, the Stated Amount of the Policy will be reduced by the amount of the partial cash surrender. Under Option 2, the Cash Value, which is part of the Death Benefit, will be reduced by the amount of the partial cash surrender. The Company may require return of the Policy to record such reduction.

                                 DEATH BENEFIT
--------------------------------------------------------------------------------

The Death Benefit under the Policy is the amount paid to the Beneficiary upon the Insured's death. The Death Benefit will be reduced by any outstanding charges, fees and Policy loans. All or part of the Death Benefit may be paid in cash or applied to one or more of the payment options described in the following pages.

You may elect one of two Death Benefit options. As long as the Policy remains in effect, the Company guarantees that the Death Benefit under either option will be at least the current Stated Amount of the Policy less any outstanding Policy loan and unpaid Deduction Amount due. The Death Benefit under either option may vary with the Cash Value of the Policy. Under Option 1 (the "Level Option"), the Death Benefit will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Cash Value (the "Minimum Amount Insured"). Under Option 2 (the "Variable Option"), the Death Benefit will be equal to the Stated Amount of the Policy plus the Cash Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured.

The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance Policy under the current federal tax law. Under that law, the Minimum Amount Insured equals a stated percentage of the Policy's Cash Value determined as of the first day of each Policy Month. The percentages differ according to the attained age of the Insured. The Minimum Amount Insured is set forth in the Policy and may change as federal income tax laws or regulations change. The following is a schedule of the applicable percentages. For attained ages not shown, the applicable percentages will decrease evenly:


ATTAINED AGE            PERCENTAGE
------------            ----------
    0-40                   250
      45                   215
      50                   185
      55                   150
      60                   130
      65                   120
      70                   115
      75                   105
      95+                  100



Federal tax law imposes another cash funding limitation on cash value life insurance Policies that may increase the Minimum Amount Insured shown above. This limitation known as the "guideline premium limitation," generally applies during the early years of variable universal life insurance Policies.

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under Options 1 and 2 of the Policy. The examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Cash Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy loan.

OPTION 1 -- "LEVEL" DEATH BENEFIT

STATED AMOUNT: $50,000

In the following examples of an Option 1 "Level" Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit in the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Cash Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).

OPTION 2 -- "VARIABLE" DEATH BENEFIT

STATED AMOUNT: $50,000


In the following examples of an Option 2 "Variable" Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Cash Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).


EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Cash Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Cash Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Cash Value ($50,000 + $60,000 = $110,000).

PAYMENT OF PROCEEDS

Death Benefits are payable within seven days after we receive satisfactory proof of the Insured's death. The amount of Death Benefit paid may be adjusted to reflect any Policy loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. (See "Assignment".)

Subject to state law, if the Insured commits suicide within two years following the Issue Date limits on the amount of Death Benefit paid will apply. (See "Limit on Right to Contest and Suicide Exclusion,") In addition, if the Insured dies during the 61-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due against the Cash Value of the Policy, then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See "Cash Value and Cash Surrender Value," for effects of partial surrenders on Death Benefits.)

PAYMENT OPTIONS

We will pay policy proceeds in a lump sum, unless you or the Beneficiary select one of the Company's payment options. We may defer payment of proceeds which exceed the Death Benefit for up to six months from the date of the request for the payment. A combination of options may be used. The minimum amount that may be placed under a payment option is $5,000 unless we consent to a lesser amount. Proceeds applied under an option will no longer be affected by the investment experience of the Investment Options.

     The following payment options are available under the Policy:

     OPTION 1 -- Payments of a Fixed Amount

     OPTION 2 -- Payments for a Fixed Period

     OPTION 3 -- Amounts Held at Interest

     OPTION 4 -- Monthly Life Income

     OPTION 5 -- Joint and Survivor Level Amount Monthly Life Income

     OPTION 6 -- Joint and Survivor Monthly Life Income-Two-thirds to Survivor

     OPTION 7 -- Joint and Last Survivor Monthly Life Income-Monthly Payment
                 Reduces on Death of First Person Named

     OPTION 8 -- Other Options


We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $100, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.


                               MATURITY BENEFITS
--------------------------------------------------------------------------------

MATURITY EXTENSION RIDER


If the Insured is living on the Maturity Date, the Company will pay you the Policy's Cash Value less any outstanding Policy loan or unpaid Deduction Amount. You must surrender the Policy to us before we make a payment, at which point the Policy will terminate and we will have no further obligations under the Policy.



When the Insured reaches age 99, and at any time during the twelve months thereafter, you may request that coverage be extended beyond the Maturity Date (the "Maturity Extension Benefit"). This Maturity Extension Benefit may not be available in all jurisdictions. If we receive such request before the Maturity Date, the Policy will continue until the earlier of the death of the Insured or the date on which the Policy Owner requests that the Policy terminate. When the Maturity Extension Benefit ends, a Death Benefit consisting of the Cash Value less any Loan Account Value will be paid. The Death Benefit is based on the experience of the Investment Options selected and is not guaranteed. After the Maturity Date, periodic Deduction Amounts will no longer be charged against the Cash Value and additional premiums will not be accepted.



We intend that the Policy and the Maturity Extension Benefit will be considered life insurance for tax purposes. The Death Benefit is designed to comply with
Section 7702 of the Internal Revenue Code of 1986, as amended, or other equivalent section of the Code. However, we do not give tax advice, and cannot guarantee that the Death Benefit and Cash Value will be exempt from any future tax liability. The tax results of any benefits under the Maturity Extension provision depend upon interpretation of the Internal Revenue Code. You should consult your own personal tax adviser prior to the exercise of the Maturity Extension Benefit to assess any potential tax liability.

                             CHARGES AND DEDUCTIONS

--------------------------------------------------------------------------------


MONTHLY DEDUCTION AMOUNT



We will deduct a Monthly Deduction Amount to cover certain charges and expenses incurred in connection with the Policy. The Monthly Deduction Amount is deducted pro rata from each of the Investment Options' values attributable to the Policy. The amount is deducted on the first day of each Policy Month (the "Deduction Date"), beginning on the Policy Date. The dollar amount of the Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of the Cost of Insurance Charge, deduction for premium tax and any Charges for Supplemental Benefit Provisions. These are described below:


COST OF INSURANCE CHARGE

The amount of the Cost of Insurance deduction depends on the amount of insurance coverage on the date of the deduction and the current cost per dollar for insurance coverage. The cost per dollar of insurance coverage varies annually and is based on age, sex and risk class of the Insured.


STATE PREMIUM TAX CHARGES



Premium tax charges are not deducted at the time that a premium is made, although the Company does pay state premium taxes attributable to a particular Policy when those taxes are incurred. To reimburse the Company for payment of such taxes, during the first ten years following a premium payment made before the 10th Policy Anniversary, a premium tax charge of 0.20% per year will apply. Premium taxes vary from state to state and currently range from 0.75% to 3.5%. Because there is a range of premium tax rates, you may pay premium tax charges in total that are higher or lower than the premium tax actually assessed in your jurisdiction.


CHARGES FOR SUPPLEMENTAL BENEFIT PROVISIONS


If you elect any supplemental benefits for which there is a charge, the Company will include a supplemental benefits charge in the Monthly Deduction Amount. The amount of this charge will vary depending upon the actual supplemental benefits selected.



CHARGES AGAINST THE SEPARATE ACCOUNT


MORTALITY AND EXPENSE RISK CHARGE


We deduct a daily charge for mortality and expense risks. This charge is at an annual rate of 0.90%. The annual rate will be reduced to 0.75% for the current Policy Year if the Average net Growth Rate is 6.5% or greater during the previous Policy Year. This determination is made on an annual basis. The mortality risk assumed is that the cost of insurance charge specified in the Policy may not be enough to meet actual claims. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set forth in the Policy.


ADMINISTRATIVE EXPENSE CHARGE


We deduct a daily charge for administrative expenses incurred by us. The charge is set at an annual rate of 0.40% of the assets in the Investment Options.


UNDERLYING FUND FEES


Separate Account One purchases shares of the Underlying Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted. The investment advisory fees and other expenses paid by each of the Underlying Funds are described in the individual Fund prospectuses for the Investment Options.

SURRENDER CHARGES



A percent of premium surrender charge will be imposed upon full surrenders of the Policy that occur within nine (9) years after the Company has received any Premium Payments under the Policy. For partial surrenders a percentage of amount surrendered will be charged. This charge is intended to cover certain expenses relating to the sale of the Policy, including commissions to registered representatives and other promotional expenses. To the extent that the surrender charges assessed under the Policy are less than the sales commissions paid with respect to the Policy, the Company will pay the shortfall from its general account assets, which will include any profits it may derive from charges imposed under the Policy. (See also "Cash Value and Cash Surrender Value.") Surrenders charges are determined as follows:



        YEARS SINCE                       FULL SURRENDERS                  PARTIAL SURRENDERS
    PREMIUM PAYMENT MADE                   (% OF PREMIUM)               (% OF AMOUNT SURRENDERED)
-------------------------------------------------------------------------------------------------
       up to 2 years                            7.5%                               7.5%
           3 or 4                                 7%                                 7%
             5                                  6.5%                               6.5%
             6                                    6%                                 6%
             7                                    5%                                 5%
             8                                    4%                                 4%
             9                                    3%                                 3%
   Year 10 and Thereafter                         0%                                 0%



PARTIAL SURRENDERS. The Company will impose a surrender charge equal to a percentage of the amount surrendered for partial surrenders in excess of the free withdrawal amount described below. The surrender charge will be limited so that the total charge for partial surrenders will not exceed the charge that would apply to a full surrender of the Policy.



For purposes of determining the surrender charge percentage that will apply to a partial surrender, surrender charges are calculated on a "last-in, first-out basis." This means that any partial withdrawal in excess of the free withdrawal amount will be taken against premiums in the reverse order in which they were made, if more than one premium was paid under the Policy. Surrender charges will be assessed only against that portion of the partial withdrawal taken from premium payment(s).



FREE WITHDRAWAL ALLOWANCE. The Company will permit partial surrenders of the Policy's earnings in an amount of up to 10% of the Policy's Cash Value each year (beginning with the Second Policy Year) without the imposition of a surrender charge. The amount of Cash Value available for free withdrawal will be determined on the Policy Anniversary on or immediately prior to the date that the partial surrender request is received. The amount of earnings available for withdrawal will be determined on the date the request for such withdrawal is received by the Company.



TRANSFER CHARGE



There is currently no charge for transfers. The Company reserves the right to limit free transfers of Cash Value from one Investment Option to another by the Policy Owner to four times in any Policy Year, and to charge $10 for any additional transfers.


REDUCTION OR ELIMINATION OF CHARGES


We may offer the Policy in arrangements where an employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time. We may reduce or eliminate the mortality and expense risk charge, surrender charges and administrative charges in such arrangements to reflect the reduced sales expenses, administrative costs and/or mortality and expense risks expected as a result of sales to a particular group.


We will not reduce or eliminate the withdrawal charge, mortality and expense risk charge or the administrative charge if the reduction or elimination will be unfairly discriminatory to any person.

                       THE SEPARATE ACCOUNT AND VALUATION
--------------------------------------------------------------------------------


THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT ONE (SEPARATE ACCOUNT
ONE)



The Travelers Variable Life Insurance Separate Account One was established on September 23, 1994 under the insurance laws of the state of Connecticut. It is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940. A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. This Prospectus does not contain all information set forth in the Registration Statement, its amendments and exhibits. You may access the SEC's website (http://www.sec.gov) to view the entire Registration Statement. This registration does not mean that the SEC supervises the management or the investment practices or policies of the Separate Account.



The assets of Separate Account One are invested exclusively in shares of the Investment Options. The operations of Separate Account One are also subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. Under Connecticut law, the assets of Separate Account One will be held for the exclusive benefit of Policy Owners and the persons entitled to payments under the Policy. The assets held in Separate Account One are not chargeable with liabilities arising out of any other business which the Company may conduct. Any obligations arising under the Policy are general corporate obligations of the Company.



All investment income and other distributions of the Investment Options are payable to Separate Account One. All such income and/or distributions are reinvested in shares of the respective underlying fund at net asset value. Shares of the underlying funds are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts.


HOW THE CASH VALUE VARIES. We calculate the Policy's Cash Value each day the New York Stock Exchange is open for trading (a "valuation date"). A Policy's Cash Value reflects a number of factors, including Premium Payments, partial withdrawals, loans, Policy charges, and the investment experience of the Investment Option(s) chosen. The Policy's Cash Value on a valuation date equals the sum of all accumulation units for each Investment Option chosen, plus the Loan Account Value.


The Separate Account purchases shares of the underlying funds at net asset value (i.e., without a sales charge). The Separate Account receives all dividends and capital gains distributions from each underlying fund, and reinvests in additional shares of that fund. The Accumulation Unit Value reflects the reinvestment of any dividends or capital gains distributions declared by the underlying fund. The Separate Account will redeem underlying fund shares at their net asset value, to the extent necessary to make payments under the Policy.



In order to determine Cash Value, Cash Surrender Value, policy loans and the number of Accumulation Units to be credited, we use the values calculated as of the close of business on each valuation date we receive the written request, or payment in good order, at our Home Office.



ACCUMULATION UNIT VALUE. Accumulation Units measure the value of the Investment Options. The value for each Investment Option's Accumulation Unit is calculated on each valuation date. The value equals the Accumulation Unit value for the preceding valuation period multiplied by the underlying fund's Net Investment Factor during the next Valuation Period. (For example, to calculate Monday's valuation date price, we would multiply Friday's Accumulation Unit Value by Monday's net investment factor.)


The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option's investment experience.

NET INVESTMENT FACTOR. For each Investment Option, the value of its Accumulation Unit depends of the net rate of return for the corresponding underlying fund. We determine the net rate of return at the end of each Valuation Period (that is, the period of time beginning at the close of the New York Stock Exchange, and ending at its close of business on the next Valuation
Date). The net rate of return reflects the investment performance of the investment option, includes any dividends or capital gains distributed, and is net of the Separate Account charges.

                             CHANGES TO THE POLICY
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GENERAL

Once the policy is issued, you may make certain changes. Some of these changes will not require additional underwriting approval; some changes will. Certain requests must be made in writing, as indicated below:

WRITTEN CHANGES REQUIRING UNDERWRITING APPROVAL:

     - increases in the stated amount of insurance;

     - changing the death benefit from Option 1 to Option 2

WRITTEN CHANGES NOT REQUIRING UNDERWRITING APPROVAL:

     - decreases in the stated amount of insurance

     - changing the death benefit from Option 2 to Option 1

     - changes to the way your premiums are allocated (Note: you can also make these changes by telephone)


     - changing the beneficiary (unless irrevocably named)


Written requests for changes should be sent to the Company's Home Office at One Tower Square, Hartford, Connecticut, 06183. The Company's telephone number is
(860) 277-0111.

CHANGES IN STATED AMOUNT


You may request in writing an increase or decrease in the Policy's Stated Amount, provided that the Stated Amount after any decrease may not be less than the minimum amount of $25,000. For purposes of determining the cost of insurance charge, a decrease in the Stated Amount will reduce the Stated Amount in the following order:


     1) against the most recent increase in the Stated Amount;

     2) to other increases in the reverse order in which they occurred;

     3) to the initial Stated Amount.

A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is includable in the gross income of the Policy Owner.


For increases in the Stated Amount, we may require a new application and evidence of insurability as well as an additional premium payment. The effective date of any increase will be shown on the new Policy Summary which we will send. The effective date of any increase in the Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the Applicant. There is no additional charge for a decrease in Stated Amount.


CHANGES IN DEATH BENEFIT OPTION


You may change the Death Benefit option by sending a written request to the Company. There is no direct tax consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of Net Amount At Risk, and with some Option 2 to Option 1 changes involving substantially funded Policies, there may be a cash distribution which is included in your gross income. The cost of insurance charge which is based on the Net Amount At Risk may be different in the future. A change from Option 1 to Option 2 will not be permitted if the change results in a Stated Amount of less than $25,000. A charge from Option 1 to Option 2 also subject to underwriting. Contact your registered representative for more information.


                          ADDITIONAL POLICY PROVISIONS
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ASSIGNMENT

The Policy may be assigned as collateral for a loan or other obligation. The Company is not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.

LIMIT ON RIGHT TO CONTEST AND SUICIDE EXCLUSION


We may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue, subject to state law, the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender, (ii) the amount of any outstanding Policy loan, and (iii) the amount of any unpaid Deduction Amount due. During the two-year period following an increase, the portion of the Death Benefit attributable to the increase in the case of suicide will be limited to an amount equal to the premium paid for such increase (subject to state law).


MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the correct information. A misstatement with regard to sex or age in a substantially funded Policy may cause a cash distribution that is includable in whole or in part in the gross income of the Policy Owner.

VOTING RIGHTS

The Company is the legal owner of the underlying fund shares. However, we believe that when an underlying fund solicits proxies, we are required to obtain from policy owners who have chosen those investment options instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares we own on our own behalf. If we determine that we no longer need to comply with this voting method, we will vote on the shares in our own right.

DISREGARD OF VOTING INSTRUCTIONS

When permitted by state insurance regulatory authorities, we may disregard voting instructions if the instructions would cause a change in the investment objective or policies of the Separate Account or an Investment Option, or if it would cause the approval or disapproval of an investment advisory Policy of an Investment Option. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of any Investment Options which are initiated by a Policy Owner if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or if we determine that the change would have an adverse effect on our general account (i.e., if the proposed investment policy for an Investment Option may result in overly speculative or unsound investments.) If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Policy Owners.

                                 OTHER MATTERS
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STATEMENTS TO POLICY OWNERS

We will maintain all records relating to the Separate Account and the Investment Options. At least once each Policy Year, we will send you a statement containing the following information:

     - the Stated Amount and the Cash Value of the Policy (indicating the number of Accumulation Units credited to the Policy in each Investment Option and the corresponding Accumulation Unit Value);

     - the date and amount of each premium payment;

     - the date and amount of each Monthly Deduction;

     - the amount of any outstanding Policy loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account;

     - the date and amount of any partial cash surrenders and the amount of any partial surrender charges;

     - the annualized cost of any supplemental benefits purchased under the Policy; and

     - a reconciliation since the last report of any change in Cash Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

SUSPENSION OF VALUATION

We reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange ("Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when the SEC determines so that disposal of the securities held in the Underlying Funds is not reasonably practicable or the value of the Investment Option's net assets cannot be determined; or (4) during any other period when the SEC, by order, so permits for the protection of security holders.

DIVIDENDS

No dividends will be paid under the Policy.

MIXED AND SHARED FUNDING

It is conceivable that in the future it may not be advantageous for variable life insurance and variable annuity Separate Accounts to invest in the Investment Options simultaneously. This is called mixed funding. Certain funds may be available to variable products of other companies not affiliated with Travelers. This is called "shared funding." Although we -- and the funds -- do not anticipate any disadvantages either to variable life insurance or to variable annuity Policy Owners, the Investment Options' Boards of Directors intend to monitor events to identify any material conflicts that may arise and to determine what action, if any, should be taken. If any of the Investment Options' Boards of Directors conclude that separate mutual funds should be established for variable life insurance and variable annuity Separate Accounts, the Company will bear the attendant expenses, but variable life insurance and variable annuity Policy Owners would no longer have the economies of scale resulting from a larger combined fund. Please consult the prospectuses of the Investment Options for additional information.

DISTRIBUTION


The Company intends to sell the Policies in all jurisdictions where it is licensed to do business and where the Policy is approved. The Policies will be sold by life insurance sales representatives who are registered representatives of the Company or certain other registered broker-dealers. The maximum commission payable by the Company for distribution will be 6.50% of premiums. Any sales representative or employee will have been qualified to sell variable life insurance Policies under applicable federal and state laws. Each broker/dealer is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and all are members of the National Association of Securities Dealers, Inc. CFBDS, Inc. serves as principal underwriter of the Policies.


LEGAL PROCEEDINGS AND OPINION


There are no pending material legal proceedings affecting the Policy, Separate Account or any of the Investment Options. Legal matters in connection with federal laws and regulations affecting the issue and sale of the Policy described in this Prospectus and the organization of the Company, its authority to issue the Policy under Connecticut law and the validity of the forms of the Policy under Connecticut law have been passed on by the General Counsel of the Company.


INDEPENDENT ACCOUNTANTS


The Financial statements as of and for the year ended December 31, 1998 of Separate Account One, included in the registration statement have been included herein in reliance on the report of KPMG LLP, independent certified public accountants, upon the authority of said firm as experts in accounting and auditing.



The financial statements of The Travelers Life and Annuity Company as of December 31, 1998 and 1997 and for each of the years in the three-year period ended December 31, 1998, have been included herein and in the registration statement in reliance upon the report of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.


                           FEDERAL TAX CONSIDERATIONS
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GENERAL

The following is a general discussion of the federal income tax considerations relating to the Policies. This discussion is based upon the Company's understanding of the federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). These laws are complex, and tax results may vary among individuals. A person contemplating the purchase of or the exercise of elections under a Policy should seek competent tax advice.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS WHICH MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX ADVISOR SHOULD BE CONSULTED.

THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF ANY POLICY AND THE FOLLOWING TAX DISCUSSION IS BASED ON THE COMPANY'S UNDERSTANDING OF FEDERAL INCOME TAX LAWS AS THEY ARE CURRENTLY INTERPRETED. THE COMPANY CANNOT GUARANTEE THAT THOSE LAWS OR INTERPRETATIONS WILL REMAIN UNCHANGED.

TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. Guidance as to how Section 7702 is to be applied, however, is limited. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, and while proposed regulations and other limited, interim guidance has been issued, final regulations have not been adopted. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702) that such a Policy should meet the Section 7702 definition of a life insurance contract. There is less guidance on the application of the rules with respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk). Thus, it is not clear whether such a Policy would satisfy
Section 7702, particularly if the Policy Owner pays the full amount of premiums permitted under the Policy.


The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.



DIVERSIFICATION



Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The Separate Account, through the Investment Options, intends to comply with these requirements. Although the Company does not control the Investment Options, it intends to monitor the investments of the Investment Options to ensure compliance with the diversification requirements prescribed by the Treasury Department.



INVESTOR CONTROL



In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contract. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income each year. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policy Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.



The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the policy owners received the desired tax benefits because they were not owners of separate account assets. For example, a Policy Owner of this Policy has additional flexibility in allocating payments and cash values. These differences could result in the Policy Owner being treated as the owner of the assets of the Separate Account. In addition, the Company does not know what standard will be set forth in the regulations or rulings which the Treasury is expected to issue, nor does the Company know if such guidance will be issued. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of a pro rata share of the assets of the Separate Account.



The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL

The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the Beneficiary.

In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. The tax consequences of distribution from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract." However, whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option, a Policy loan, a partial withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. Therefore, it is important to check with a tax adviser prior to the purchase of a policy.

MODIFIED ENDOWMENT CONTRACTS

A modified endowment contract is defined under tax law as any policy that satisfies the present legal definition of a life insurance contract but which fails to satisfy a 7-pay test. This failure could occur with contracts entered into after June 21, 1988, or with certain older contracts materially changed after that date. A Section 1035 exchange of an older contract into a contract after that date will not by itself cause the new contract to be a modified endowment contract if the older contract had not become one prior to the exchange. However, the new contract must be re-tested under the 7-pay test rules.

A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun. A decrease to Stated Amount made in the first seven years will cause a retest of the cumulative amount of premiums. Decreases made after the first seven contract years are not considered a material change, provided no other material changes have occurred prior. Tax regulations or other guidance will be needed to fully define those transactions which are material changes. The Company has established safeguards for monitoring whether a contract may become a modified endowment contract.

Loans and partial withdrawals from, as well as collateral assignments of, Policies that are modified endowment contracts will be treated as distributions to the Policy Owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from these Policies will be included in gross income on an income-first basis to the extent of any income in the Policy (the cash value less the Policy Owner's investment in the Policy) immediately before the distribution.

The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, partial withdrawals and complete surrenders) from modified endowment contracts to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age
59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Furthermore, if the loan interest is capitalized by adding the amount due to the balance of the loan, the amount of the capitalized interest will be treated as an additional distribution subject to income tax as well as the 10% penalty tax, if applicable, to the extent of income in the Policy.


The Death Benefit of a modified endowment contract remains excludable from the gross income of the Beneficiary to the extent described above in "Tax Treatment of Policy Benefits." Furthermore, no part of the investment growth of the Cash Value of a modified endowment contract is includable in the gross income of the Contract Owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the contract after age 59 1/2 will have the same tax consequences as noted above in "Tax Treatment of Policy Benefits."


EXCHANGES

Any Policy issued in exchange for a modified endowment contract will be subject to the tax treatment accorded to modified endowment contracts. However, the Company believes that any Policy received in exchange for a life insurance contract that is not a modified endowment contract will generally not be treated as a modified endowment contract if the face amount of the Policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. A prospective purchaser should consult a qualified tax advisor before authorizing the exchange of his or her current life insurance contract for a Policy.

AGGREGATION OF MODIFIED ENDOWMENT CONTRACTS

In the case of a pre-death distribution (including a loan, partial withdrawal, collateral assignment or complete surrender) from a Policy that is treated as a modified endowment contract, a special aggregation requirement may apply for purposes of determining the amount of the income on the Policy. Specifically, if the Company or any of its affiliates issues to the same Policy Owner more than one modified endowment contract within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income on the Policy for all those Policies will be aggregated and attributed to that distribution.

POLICIES WHICH ARE NOT MODIFIED ENDOWMENT CONTRACTS


Unlike loans from modified endowment contracts, a loan from a Policy that is not a modified endowment contract will be considered indebtedness of the Owner and no part of a loan will constitute income to the Owner. However, the treatment of loans taken on earnings after the 10th Policy Year, or of loans taken to acquire a Travelers long-term care policy is unclear; such loans might be considered a withdrawal instead of indebtedness for federal tax purposes.


Pre-death distributions from a Policy that is not a modified endowment contract will generally not be included in gross income to the extent that the amount received does not exceed the Policy Owner's investment in the Policy. (An exception to this general rule may occur in the case of a decrease or change that reduces the benefits provided under a Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Policy Owner. Such a cash distribution may be taxed in whole or in part as ordinary income to the extent of any gain in the Policy.) Further, the 10% penalty tax on pre-death distributions does not apply to Policies that are not modified endowment contracts.

Certain changes to Policies that are not modified endowment contracts may cause such Policies to be treated as modified endowment contracts. A Policy Owner should therefore consult a tax advisor before effecting any change to a Policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing against the Policy, the interest paid on loans may not be tax deductible.

THE COMPANY'S INCOME TAXES


The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains attributable to Separate Account One. However, the Company may assess a charge against the Investment Options for federal income taxes attributable to those accounts in the event that the Company incurs income or capital gains or other tax liability attributable to Separate Account One under future tax law.


                                  THE COMPANY
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The Travelers Life and Annuity Company (the "Company") is a stock insurance company which has been continuously engaged in the insurance business since its incorporation in the state of Connecticut in 1973. The Company writes individual life insurance and individual and group annuity contracts on a non-participating basis, and acts as depositor for Separate Account One. The Company is licensed to conduct life insurance business in a majority of the states of the United States, and intends to seek licensure in the remaining states, except New York. The Company's obligations as depositor for Separate Account One may not be transferred without notice to and consent of Policy Owners.



The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company's principal executive offices are located at One Tower Square, Hartford, Connecticut 06183, telephone number (860) 277-0111.


The Company is subject to Connecticut law governing insurance companies and is regulated and supervised by the Connecticut Commissioner of Insurance. An annual statement in a prescribed form must be filed with the Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. The Company's books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, the Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance Policies, as well as to various federal and state securities laws and regulations.

IMSA

The Company is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may use the IMSA logo and IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving the sale and service of individual life insurance and annuity products.

YEAR 2000 COMPLIANCE


The Company is highly dependent on computer systems and systems applications for conducting its ongoing business functions. In 1996, TIC and its subsidiaries, including TLAC, began the process of identifying, assessing and implementing changes to computer programs to address the Year 2000 issue and developed a comprehensive plan that encompasses TIC and its insurance subsidiaries, to address the issue. The issue involves the ability of computer systems that have time sensitive programs to recognize properly the Year 2000. The inability to do so could result in major failures or miscalculations that would disrupt the Company's ability to meet its customer and other obligations on a timely basis.



The Company has achieved substantial compliance with respect to its business critical systems in accordance with its Year 2000 plan and is in the process of certification to validate compliance. The Company anticipates completing the certification process by June 30, 1999. An ongoing re-certification process will be put in place for third and fourth quarter 1999 to ensure all systems and products remain compliant.



The total cost associated with the required modifications and conversions is being expensed as incurred in the period 1996 through 1999. The Company also has third party customers, financial institutions, vendors and others with which it conducts business and has confirmed their plans to address and resolve Year 2000 issues on a timely basis. While it is likely that these efforts by third party vendors and customers will be successful, it is possible that a series of failures by third parties could have a material adverse effect on the Company's results of operations in future periods.



In addition, the Company is developing contingency plans to address perceived risks associated with the Year 2000 effort. These include business resumption plans to address the possibility of internal systems failures and the possibility of failure of systems or processes outside the Company's control. As of year-end 1998, the Company has completed initial business resumption contingency plans which would enable business critical units to function beginning January 1, 2000 in the event of an unexpected failure. Business resumption contingency plans are expected to be finalized by June 30, 1999. Preparations for the management of the date change will continue through 1999.



                                   MANAGEMENT

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DIRECTORS OF THE TRAVELERS LIFE AND ANNUITY COMPANY



The following are the Directors and Executive Officers of The Travelers Life and Annuity Company. Unless otherwise indicated, the principal business address for all individuals is the Company's Home Office at One Tower Square, Hartford, Connecticut 06183. References to Citigroup include, prior to December 31, 1993, Primerica Corporation or its predecessors, and prior to October 8, 1998, Travelers Group, Inc.



                                 DIRECTOR
       NAME AND POSITION          SINCE                       PRINCIPAL BUSINESS
       -----------------         --------                     ------------------
Jay S. Benet...................    1996     Senior Vice President since February 1994; Chief
Director                                    Financial Officer, Chief Accounting Officer, and
                                            Controller since January, 1999 and Vice President
                                            (1990-1994) of The Travelers Insurance Company; Partner
                                            (1986-1990) of PricewaterhouseCoopers LLP.
Katherine M. Sullivan..........    1996     Senior Vice President and General Counsel since May
Director                                    1996 of The Travelers Insurance Company; Senior Vice
                                            President and General Counsel (1994-1996) Connecticut
                                            Mutual; Special Counsel & Chief of Staff (1988-1994)
                                            Aetna Life & Casualty.
George C. Kokulis..............    1996     Senior Vice President since September 1995, Vice
Director                                    President (1993-1995) of The Travelers Insurance
                                            Company.
Michael A. Carpenter...........    1995     Co-chairman, Salomon Smith Barney since October 1998;
Director                                    Chairman since June 1996 and President and Chief
                                            Executive Officer June 1995-1998 of The Travelers
                                            Insurance Company; Vice Chairman since February 1998;
                                            Executive Vice President (1995-1998) of Citigroup Inc.;
                                            Chairman, President and Chief Executive Officer
                                            (1989-1994), Kidder Peabody Group Inc.

                                 DIRECTOR
       NAME AND POSITION          SINCE                       PRINCIPAL BUSINESS
       -----------------         --------                     ------------------
Robert I. Lipp.................    1992     Chairman, President and Chief Executive Officer since
Director                                    April 1996 of Travelers Property Casualty Corp.; Chief
                                            Executive Officer and Director since December 1993 of
                                            The Travelers Insurance Group Inc.; Vice Chairman and
                                            Director of Citigroup Inc. since 1991; Chairman and
                                            Chief Executive Officer of Commercial Credit Company
                                            (1991-1993); Executive Vice President (1986-1991),
                                            Primerica Corporation.
Marc P. Weill*.................    1994     Senior Vice President-Investments since 1993 and Chief
Director                                    Investment Officer since 1995 of The Travelers
                                            Insurance Group Inc.; Senior Vice President and Chief
                                            Investment Officer of Citigroup Inc. since 1992; Vice
                                            President (1990-1992), Primerica Corporation; Vice
                                            President (1989-1990), Smith Barney Inc.
J. Eric Daniels................    1998     President and Chief Executive Officer since December
Director                                    1998 of The Travelers Insurance Company; Chief
                                            Operating Officer of Global Consumer Bank of Citibank;
                                            Vice President of Citibank since 1993.


---------------
* Principal business address: Citigroup Inc., 153 East 53rd St., New York, New York 10043


SENIOR OFFICERS OF THE TRAVELERS LIFE AND ANNUITY COMPANY



The following are the Senior Officers of The Travelers Life and Annuity Company, other than the Directors listed above, as of the date of this Prospectus. Unless otherwise indicated, the principal business address for all individuals listed is One Tower Square, Hartford, Connecticut 06183.



            NAME                     POSITION WITH INSURANCE COMPANY
            ----                     -------------------------------
Stuart Baritz................       Senior Vice President
Barry Jacobson...............       Senior Vice President
Russell H. Johnson...........       Senior Vice President
Warren H. May................       Senior Vice President
David A. Tyson...............       Senior Vice President
F. Denney Voss...............       Senior Vice President
Elizabeth C.                        Senior Vice President
  Georgakopoulos.............
Christine M. Modie...........       Senior Vice President
Kathleen Preston.............       Senior Vice President



Information relating to the management of the underlying funds is contained in the applicable prospectuses.

                                 ILLUSTRATIONS

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The following pages are intended to illustrate hypothetically how the Cash Value, Cash Surrender Value and Death Benefit can change over time for Policies issued to a 45-year old male. The difference between the Cash Value and the Cash Surrender Value in these illustrations reflects the Surrender Charge that would be incurred upon a full surrender of the Policy.

Two pages of values are shown for each Death Benefit Option (Level and Variable). One page illustrates the assumption that the maximum Guaranteed Cost of Insurance Rates allowable under the Policy are charged in all years. The other page illustrates the assumption that the current scale of Cost of Insurance Rates are charged in all years. The Cost of Insurance Rates charged vary by age, sex (where permitted by state law) and underwriting classification. The illustrations also reflect a monthly deduction of 0.016667% for the first ten years following the Initial Premium for premium taxes.


The values shown in these illustrations vary according to assumptions used for charges, and gross rates of investment returns. The charges consist of 0.90% for mortality and expense risks, 0.40% for administrative expenses, and 0.61% for Investment Option expenses. The 12% illustration will assume that the mortality and expense risk charge has been reduced to 0.75% in the second policy year and thereafter. The charge for Investment Option expenses reflected in the illustrations assumes that Cash Value is allocated equally among all Investment Options and that no Policy Loans are outstanding, and is an average of the investment advisory fees and other expenses charged by each of the Investment Options during 1998. After deduction of these amounts, the illustrated gross annual investment rates of return of 0% and 6% correspond to approximate net annual rates of -1.91% and 4.09%, respectively. The illustrated gross annual investment rate of return of 12% corresponds to an approximate net annual rate of return of 10.09% in the first Policy Year, and 10.24% thereafter. The actual charges under a Policy for expenses of the Investment Options will depend on the actual allocation of Cash Value and may be higher or lower than those illustrated.


As stated above, the examples illustrate values that would result based upon hypothetical uniform gross investment rates of return of 0%, 6% and 12%. The values would be different from those shown if the gross rates averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages.

The illustrations also assume that premiums are paid as indicated, no policy loans are made, no increases or decreases to the Stated Amount are requested, no partial surrenders are made, and no charges for transfers between funds are incurred.

The illustrations do not reflect any charges for federal income taxes against Separate Account Three, since the Company is not currently deducting such charges from Separate Account Three. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Cash Values and Cash Surrender Values illustrated.

The second column of each Illustration shows the amount that would accumulate if an amount equal to the Premium Payment was invested to earn interest (after taxes) at 5%, compounded annually.

Upon request, the Company will provide a comparable personalized illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show average fund expenses or, if requested, actual fund expenses. The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                  VINTAGE LIFE
             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
               ILLUSTRATED WITH CURRENT COST OF INSURANCE CHARGES



Male, Issue Age 45                        Face Amount: $106,918


Non-Smoker                                Single Premium: $25,000



        TOTAL
       PREMIUMS          DEATH BENEFIT                 CASH VALUE             CASH SURRENDER VALUE
       WITH 5%    ---------------------------   -------------------------   -------------------------
YEAR   INTEREST     0%        6%        12%       0%       6%       12%       0%       6%       12%
----   --------   -------   -------   -------   ------   ------   -------   ------   ------   -------
  1     26,250    106,918   106,918   106,918   24,239   25,730    27,222   22,364   23,855    25,347
  2     27,563    106,918   106,918   106,918   23,472   26,472    29,691   21,597   24,597    27,816
  3     28,941    106,918   106,918   106,918   22,699   27,224    32,396   20,949   25,474    30,646
  4     30,388    106,918   106,918   106,918   21,916   27,986    35,362   20,166   26,236    33,612
  5     31,907    106,918   106,918   106,918   21,122   28,756    38,614   19,497   27,131    36,989
  6     33,502    106,918   106,918   106,918   20,314   29,533    42,183   18,814   28,033    40,683
  7     35,178    106,918   106,918   106,918   19,486   30,314    46,101   18,236   29,064    44,851
  8     36,936    106,918   106,918   106,918   18,633   31,095    50,405   17,633   30,095    49,405
  9     38,783    106,918   106,918   106,918   17,760   31,879    55,142   17,010   31,129    54,392
 10     40,722    106,918   106,918   106,918   16,853   32,658    60,354   16,853   32,658    60,354
 15     51,973    106,918   106,918   129,429   12,016   36,955    96,589   12,016   36,955    96,589
 20     66,332    106,918   106,918   189,133    5,611   40,939   155,027    5,611   40,939   155,027



These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representations can be made that these rates of return can be achieved for any one year or sustained over a period of time.

                                  VINTAGE LIFE
             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
             ILLUSTRATED WITH GUARANTEED COST OF INSURANCE CHARGES



Male, Issue Age 45                        Face Amount: $106,918


Non-Smoker                                Single Premium: $25,000



        TOTAL
       PREMIUMS          DEATH BENEFIT                 CASH VALUE             CASH SURRENDER VALUE
       WITH 5%    ---------------------------   -------------------------   -------------------------
YEAR   INTEREST     0%        6%        12%       0%       6%       12%       0%       6%       12%
----   --------   -------   -------   -------   ------   ------   -------   ------   ------   -------
  1     26,250    106,918   106,918   106,918   24,089   25,576    27,064   22,214   23,701    25,189
  2     27,563    106,918   106,918   106,918   23,161   26,146    29,352   21,286   24,271    27,477
  3     28,941    106,918   106,918   106,918   22,213   26,707    31,848   20,463   24,957    30,098
  4     30,388    106,918   106,918   106,918   21,243   27,256    34,574   19,493   25,506    32,824
  5     31,907    106,918   106,918   106,918   20,245   27,791    37,556   18,620   26,166    35,931
  6     33,502    106,918   106,918   106,918   19,216   28,306    40,818   17,716   26,806    39,318
  7     35,178    106,918   106,918   106,918   18,145   28,794    44,390   16,895   27,544    43,140
  8     36,936    106,918   106,918   106,918   17,027   29,249    48,304   16,027   28,249    47,304
  9     38,783    106,918   106,918   106,918   15,851   29,662    52,599   15,101   28,912    51,849
 10     40,722    106,918   106,918   106,918   14,608   30,024    57,319   14,608   30,024    57,319
 15     51,973    106,918   106,918   120,936    7,225   31,172    90,251    7,225   31,172    90,251
 20     66,332          0*  106,918   174,681        0*  29,499   143,181        0*  29,499   143,181



These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representations can be made that these rates of return can be achieved for any one year or sustained over a period of time.



* Insufficient cash value would be developed to continue the contract without additional premium payments.

                                  VINTAGE LIFE
             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         VARIABLE DEATH BENEFIT OPTION
               ILLUSTRATED WITH CURRENT COST OF INSURANCE CHARGES



Male, Issue Age 45                        Face Amount: $106,918


Non-Smoker                                Single Premium: $25,000



        TOTAL
       PREMIUMS          DEATH BENEFIT                 CASH VALUE             CASH SURRENDER VALUE
       WITH 5%    ---------------------------   -------------------------   -------------------------
YEAR   INTEREST     0%        6%        12%       0%       6%       12%       0%       6%       12%
----   --------   -------   -------   -------   ------   ------   -------   ------   ------   -------
  1     26,250    131,086   132,573   134,061   24,168   25,655    27,143   22,293   23,780    25,268
  2     27,563    130,248   133,229   136,429   23,330   26,311    29,511   21,455   24,436    27,636
  3     28,941    129,400   133,882   139,006   22,482   26,964    32,088   20,732   25,214    30,338
  4     30,388    128,541   134,531   141,811   21,623   27,613    34,893   19,873   25,863    33,143
  5     31,907    127,669   135,173   144,863   20,751   28,255    37,945   19,126   26,630    36,320
  6     33,502    126,781   135,803   148,183   19,863   28,885    41,265   18,363   27,385    39,765
  7     35,178    125,870   136,416   151,794   18,952   29,498    44,876   17,702   28,248    43,626
  8     36,936    124,933   137,006   155,717   18,015   30,088    48,799   17,015   29,088    47,799
  9     38,783    123,974   137,575   159,988   17,056   30,657    53,070   16,306   29,907    52,320
 10     40,722    122,978   138,108   164,628   16,060   31,190    57,710   16,060   31,190    57,710
 15     51,973    117,704   140,648   195,811   10,786   33,730    88,893   10,786   33,730    88,893
 20     66,332    110,942   141,486   243,974    4,024   34,568   137,056    4,024   34,568   137,056



These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representations can be made that these rates of return can be achieved for any one year or sustained over a period of time.

                                  VINTAGE LIFE
             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         VARIABLE DEATH BENEFIT OPTION
             ILLUSTRATED WITH GUARANTEED COST OF INSURANCE CHARGES



Male, Issue Age 45                        Face Amount: $106,918


Non-Smoker                                Single Premium: $25,000



        TOTAL
       PREMIUMS          DEATH BENEFIT                 CASH VALUE             CASH SURRENDER VALUE
       WITH 5%    ---------------------------   -------------------------   -------------------------
YEAR   INTEREST     0%        6%        12%       0%       6%       12%       0%       6%       12%
----   --------   -------   -------   -------   ------   ------   -------   ------   ------   -------
  1     26,250    130,891   132,372   133,853   23,973   25,454    26,935   22,098   23,579    25,060
  2     27,563    129,846   132,802   135,976   22,928   25,884    29,058   21,053   24,009    27,183
  3     28,941    128,779   133,203   138,265   21,861   26,285    31,347   20,111   24,535    29,597
  4     30,388    127,687   133,572   140,733   20,769   26,654    33,815   19,019   24,904    32,065
  5     31,907    126,567   133,902   143,393   19,649   26,984    36,475   18,024   25,359    34,850
  6     33,502    125,413   134,185   146,259   18,495   27,267    39,341   16,995   25,767    37,841
  7     35,178    124,217   134,410   149,341   17,299   27,492    42,423   16,049   26,242    41,173
  8     36,936    122,971   134,567   152,653   16,053   27,649    45,735   15,053   26,649    44,735
  9     38,783    121,667   134,642   156,205   14,749   27,724    49,287   13,999   26,974    48,537
 10     40,722    120,296   134,624   160,014   13,378   27,706    53,096   13,378   27,706    53,096
 15     51,973    112,348   133,028   184,421    5,430   26,110    77,503    5,430   26,110    77,503
 20     66,332          0*  126,785   219,209        0*  19,867   112,291        0*  19,867   112,291



These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representations can be made that these rates of return can be achieved for any one year or sustained over a period of time.



* Insufficient cash value would be developed to continue the contract without additional premium payments.

                                   APPENDIX A
                            PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, Separate Account Three's Investment Options may show the percentage change in the value of an Accumulation Unit based on the performance of the Investment Option over a period of time, determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit Value at the beginning of the period. Separate Account Three commenced operations on September 5, 1995. All Investment Options of Separate Account Three invest in Investment Options that were in existence prior to the date on which the Investment Options became available under the Policy. Average annual rates of return include periods prior to the inception of the Investment Option, and are calculated by adjusting the actual returns of the Investment Options to reflect the charges that would have been assessed under the Investment Options had the Investment Option been available under Separate Account Three during the period shown.

The following performance information represents the percentage change in the value of an Accumulation Unit of the Investment Options for the periods indicated, and reflects all expenses of the Investment Options, as well as the 0.90% mortality and expense risk charge and the 0.40% administrative expense charge assessed against the Investment Options. The rates of return do not reflect surrender charges or Monthly Deduction Amounts (which are depicted in the Example following the Rates of Return), nor do they reflect a reduction in mortality and expense risk charges which may apply under certain circumstances. For information about the Charges assessed under the Policy, see "Charges and Deductions." For illustrations of how these charges affect Cash Values and Death Benefits, see "Illustrations."


                   AVERAGE RATES OF RETURN (SINCE INCEPTION)
                      FOR PERIODS ENDED DECEMBER 31, 1998



                INVESTMENT OPTION                   1 YEAR    3 YEARS    INCEPTION DATE
                -----------------                   ------    -------    --------------
Smith Barney Large Cap Value Portfolio............    8.42%    17.01%        6/20/94
Alliance Growth Portfolio.........................   27.42%    27.49%        6/16/94
Van Kampen Enterprise Portfolio*..................   23.54%    23.91%        6/21/94
Smith Barney International Equity Portfolio.......    5.12%     7.38%        6/20/94
The Travelers Managed Income Portfolio**..........    3.72%     4.53%        6/28/94
Putnam Diversified Income Portfolio...............   -0.63%     4.11%        6/16/94
Smith Barney High Income Portfolio................   -0.86%     7.56%        6/22/94
MFS Total Return Portfolio........................   10.24%    14.23%        6/16/94
Smith Barney Money Market Portfolio...............    3.70%     3.68%        6/20/94
AIM Capital Appreciation Portfolio................   15.72%    13.26%       10/10/95
Total Return Portfolio............................    3.61%    13.95%       11/21/94
Zero Coupon Bond Fund Portfolio 2000..............    6.20%     4.48%       10/11/95
Zero Coupon Bond Fund Portfolio 2005..............   10.87%     6.95%       10/11/95
MFS Emerging Growth Portfolio.....................   32.63%       --         8/30/96
Concert Select High Growth Portfolio..............   14.05%       --          2/5/97
Concert Select Growth Portfolio...................   12.52%       --          2/5/97
Concert Select Balanced Portfolio.................    8.11%       --          2/5/97
Concert Select Conservative Portfolio.............    4.65%       --          2/5/97
Concert Select Income Portfolio...................    3.96%       --          2/5/97



 * Formerly known as Van Kampen American Capital Enterprise Portfolio


** Formerly known as TBC Managed Income Portfolio

                           EXAMPLE OF POLICY CHARGES
--------------------------------------------------------------------------------

The following chart illustrates the surrender charges and Monthly Deduction Amounts (including the Cost of Insurance charges and the deduction for premium tax) that would apply under a Policy based on the assumptions listed below. Surrender charges and Monthly Deduction Amounts generally will be higher for an Insured who is older than the assumed Insured, and lower for an Insured who is younger (assuming the Insureds have the same risk classification). Cost of insurance rates increase each year as the Insured becomes a year older.

Male, Age 35, Non-Smoker                                      Face Amount: $167,193
$25,000 Single Premium                                        Level Death Benefit Option
Hypothetical Gross Annual Investment Rate of Return: 10%*     Current Charges


                                          MONTHLY DEDUCTION AMOUNTS
                      SURRENDER CHARGE   ---------------------------
POLICY   CUMULATIVE     AS % OF CUM.     COST OF INSURANCE   PREMIUM
 YEAR     PREMIUMS         PREM.              CHARGES          TAX
------   ----------   ----------------   -----------------   -------
   1      $25,000           7.5%              $215.00        $52.00
   2      $25,000           7.5%              $223.00        $55.00
   3      $25,000           7.0%              $233.00        $59.00
   5      $25,000           6.5%              $255.00        $68.00
  10      $25,000             0%              $323.00        $95.00


* Hypothetical investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. Hypothetical investment results may be different from those shown if the actual rates of return averaged 10%, but fluctuated above or below that average for individual policy years. No representations can be made that the hypothetical rates assumed can be achieved for any one year or sustained over any period of time.

                                   APPENDIX B
                         REPRESENTATIVE STATED AMOUNTS

--------------------------------------------------------------------------------

The following table represents the Single Premium Factors for the determination of the Stated Amount per dollar of Gross Premium, varying by Male and Female (applicable to standard lives).

            MALE                          FEMALE
----------------------------   ----------------------------
AGE   SP FAC    AGE  SP FAC    AGE   SP FAC    AGE  SP FAC
---  --------   ---  -------   ---  --------   ---  -------
20   12.65742   51   3.32670   20   16.15463   51   4.13678
21   12.20773   52   3.19482   21   15.48558   52   3.97060
22   11.76323   53   3.06987   22   14.83810   53   3.81237
23   11.32222   54   2.95167   23   14.21155   54   3.66170
24   10.88482   55   2.83985   24   13.60662   55   3.51803
25   10.45123   56   2.73405   25   13.02272   56   3.38078
26   10.02300   57   2.63380   26   12.45932   57   3.24928
27    9.60257   58   2.53865   27   11.91653   58   3.12290
28    9.19198   59   2.44827   28   11.39430   59   3.00125
29    8.79287   60   2.36238   29   10.89240   60   2.88420
30    8.40647   61   2.28087   30   10.41067   61   2.77188
31    8.03383   62   2.20360   31    9.94865   62   2.66457
32    7.67547   63   2.13053   32    9.50535   63   2.56258
33    7.33157   64   2.06153   33    9.08002   64   2.46607
34    7.00238   65   1.99645   34    8.67288   65   2.37482
35    6.68772   66   1.93500   35    8.28367   66   2.28843
36    6.38750   67   1.87688   36    7.91217   67   2.20637
37    6.10155   68   1.82180   37    7.55883   68   2.12805
38    5.82963   69   1.76950   38    7.22327   69   2.05307
39    5.57132   70   1.71990   39    6.90517   70   1.98132
40    5.32610   71   1.67297   40    6.60400   71   1.91287
41    5.09358   72   1.62875   41    6.31898   72   1.84795
42    4.87303   73   1.58733   42    6.04912   73   1.78683
43    4.66378   74   1.54873   43    5.79305   74   1.72965
44    4.46520   75   1.51285   44    5.54958   75   1.67632
45    4.27672   76   1.47945   45    5.31792   76   1.62663
46    4.09775   77   1.44823   46    5.09715   77   1.58023
47    3.92765   78   1.41890   47    4.88652   78   1.53675
48    3.76588   79   1.39115   48    4.68553   79   1.49587
49    3.61205   80   1.36485   49    4.49387   80   1.45742
50    2.46573                  50    4.31108

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                  VINTAGELIFE

                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                  INDIVIDUAL VARIABLE LIFE INSURANCE POLICIES
                                   ISSUED BY
             THE TRAVELERS INSURANCE COMPANY HARTFORD, CONNECTICUT


L-12430                                                                May, 1999

                     THE TRAVELERS VARIABLE LIFE INSURANCE
                              SEPARATE ACCOUNT ONE

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1998


ASSETS:
  Investments in eligible funds at market value:
    Greenwich Street Series Fund, 338,316 shares (cost $5,444,271) ...        $ 5,937,440
    Smith Barney Concert Allocation Series Inc., 23,538 shares
      (cost $269,427) ................................................            280,168
    The Travelers Series Trust, 193,369 shares (cost $2,172,130) .....          2,440,863
    Travelers Series Fund Inc., 7,099,670 shares (cost $37,777,976) ..         44,245,451
                                                                              -----------

      Total Investments (cost $45,663,804) ...........................                           $52,903,922

Receivables:
  Dividends ..........................................................                                85,853
  Premium payments and transfers from other Travelers accounts .......                             1,989,545
Other assets .........................................................                                 1,778
                                                                                                 -----------

    Total Assets .....................................................                            54,981,098
                                                                                                 -----------


LIABILITIES:
  Payables:
    Insurance charges ................................................                                 9,441
    Administrative fees ..............................................                                 4,591
                                                                                                 -----------

      Total Liabilities ..............................................                                14,032
                                                                                                 -----------

NET ASSETS: ..........................................................                           $54,967,066
                                                                                                 ===========



                        See Notes to Financial Statements

                     THE TRAVELERS VARIABLE LIFE INSURANCE
                              SEPARATE ACCOUNT ONE

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998


INVESTMENT INCOME:
  Dividends .............................................................                           $ 1,964,228

EXPENSES:
  Insurance charges .....................................................        $   370,704
  Administrative fees ...................................................            182,019
                                                                                 -----------

    Total expenses ......................................................                               552,723
                                                                                                    -----------

      Net investment income .............................................                             1,411,505
                                                                                                    -----------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) from investment transactions:
    Proceeds from investments sold ......................................         14,571,579
    Cost of investments sold ............................................         13,786,319
                                                                                 -----------

      Net realized gain (loss) ..........................................                               785,260

  Change in unrealized gain (loss) on investments:
    Unrealized gain at December 31, 1997 ................................          4,467,693
    Unrealized gain at December 31, 1998 ................................          7,240,118
                                                                                 -----------

      Net change in unrealized gain (loss) for the year .................                             2,772,425
                                                                                                    -----------

      Net realized gain (loss) and change in unrealized gain (loss) .....                             3,557,685
                                                                                                    -----------

Net increase in net assets resulting from operations ....................                           $ 4,969,190
                                                                                                    ===========


                        See Notes to Financial Statements

                     THE TRAVELERS VARIABLE LIFE INSURANCE
                              SEPARATE ACCOUNT ONE

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997


                                                                             1998                 1997
                                                                         ------------         ------------
OPERATIONS:
  Net investment income .........................................        $  1,411,505         $    118,922
  Net realized gain (loss) from investment transactions .........             785,260              339,138
  Net change in unrealized gain (loss) on investments ...........           2,772,425            3,205,033
                                                                         ------------         ------------

    Net increase in net assets resulting from operations ........           4,969,190            3,663,093
                                                                         ------------         ------------

UNIT TRANSACTIONS:
  Participant premium payments
    (applicable to 13,971,696 and 11,877,130 units, respectively)          15,399,481           12,668,925
  Participant transfers from other Travelers accounts
    (applicable to 10,633,309 and 9,594,528 units, respectively)           15,068,220           12,632,833
  Growth rate intra-fund transfers in
    (applicable to 9,467,029 and 14,024,894 units, respectively)           13,558,388           17,848,901
  Contract surrenders
   (applicable to 599,831 and 603,379 units, respectively) ......            (816,829)            (713,491)
  Participant transfers to other Travelers accounts
   (applicable to 14,233,046 and 12,446,521 units, respectively)          (16,185,232)         (13,416,453)
  Growth rate intra-fund transfers out
   (applicable to 9,474,012 and 14,055,338 units, respectively) .         (13,558,388)         (17,848,901)
                                                                         ------------         ------------

  Net increase in net assets resulting from unit transactions ...          13,465,640           11,171,814
                                                                         ------------         ------------

    Net increase in net assets ..................................          18,434,830           14,834,907

NET ASSETS:
  Beginning of year .............................................          36,532,236           21,697,329
                                                                         ------------         ------------
  End of year ...................................................        $ 54,967,066         $ 36,532,236
                                                                         ============         ============


                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

The Travelers Variable Life Insurance Separate Account One ("Separate Account One") is a separate account of The Travelers Life and Annuity Company ("Travelers Life"), which is a wholly owned subsidiary of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc. (formerly Travelers Group Inc.), and is available for funding certain variable life insurance contracts issued by Travelers Life. Separate Account One is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

Participant premium payments applied to Separate Account One are invested in one or more eligible funds in accordance with the selection made by the contract owner. As of December 31, 1998, the eligible funds available under Separate Account One were: Zero Coupon Bond Fund Portfolio Series 2000, Zero Coupon Bond Fund Portfolio Series 2005 and MFS Emerging Growth Portfolio of The Travelers Series Trust; Alliance Growth Portfolio, Van Kampen Enterprise Portfolio (formerly Van Kampen American Capital Enterprise Portfolio), TBC Managed Income Portfolio, Smith Barney High Income Portfolio, Smith Barney International Equity Portfolio, Smith Barney Large Cap Value Portfolio (formerly Smith Barney Income and Growth Portfolio), Smith Barney Money Market Portfolio, Putnam Diversified Income Portfolio, MFS Total Return Portfolio and AIM Capital Appreciation Portfolio of Travelers Series Fund Inc.; Total Return Portfolio of Greenwich Street Series Fund; and Select High Growth Portfolio, Select Growth Portfolio, Select Balanced Portfolio, Select Conservative Portfolio and Select Income Portfolio of Smith Barney Concert Allocation Series Inc. The Travelers Series Trust and Greenwich Street Series Fund are registered as Massachusetts business trusts. Travelers Series Fund Inc. and Smith Barney Concert Allocation Series Inc. are incorporated under Maryland law. All eligible funds are managed by affiliates of The Travelers. Not all funds may be available in all states or to all contract owners.

Effective December 18, 1998, the Zero Coupon Bond Fund Portfolio Series 1998 of The Travelers Series Trust was fully liquidated.

The following is a summary of significant accounting policies consistently followed by Separate Account One in the preparation of its financial statements.

SECURITY VALUATION. Investments are valued daily at the net asset values per share of the underlying funds.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES. The operations of Separate Account One form a part of the total operations of Travelers Life and are not taxed separately. Travelers Life is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income of Separate Account One. Separate Account One is not taxed as a "regulated investment company" under Subchapter M of the Code.

OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments were $27,389,945 and $14,571,579, respectively, for the year ended December 31, 1998. Realized gains and losses from investment transactions are reported on an identified cost basis. The cost of investments in eligible funds was $45,663,804 at December 31, 1998. Gross unrealized appreciation for all investments at December 31, 1998 was $7,247,981. Gross unrealized depreciation for all investments at December 31, 1998 was $7,863.

3.  CONTRACT CHARGES

Insurance charges are paid for the mortality and expense risks assumed by Travelers Life. These charges are equivalent to 0.90% of the average net assets of Separate Account One on an annual basis. (Contracts in this category are identified as Price 1 in Note 4.) For any contract year that follows a contract year in which the participant's average net fund growth rate (as described in the prospectus) is 6.5% or greater, these charges will be reduced to 0.75%. (Contracts in this category are identified as Price 2 in Note 4.)

Administrative fees are paid for administrative expenses incurred by Travelers Life. This charge is equivalent to 0.40% of the average net assets of Separate Account One on an annual basis.

Travelers Life receives contingent surrender charges on full or partial contract surrenders. Such charges are computed by applying various percentages to premiums and/or stated contract amounts (as described in the prospectus). Travelers Life received $4,407 and $15,103 in satisfaction of such contingent surrender charges for the years ended December 31, 1998 and 1997, respectively.

4.  NET CONTRACT OWNERS' EQUITY

                                                                   DECEMBER 31, 1998
                                                      -----------------------------------------
                                                                          UNIT           NET
                                                        UNITS             VALUE         ASSETS
                                                        -----             -----         ------
Greenwich Street Series Fund
  Total Return Portfolio
    Price 1 .................................         1,751,193        $    1.545    $2,705,615
    Price 2 .................................         2,080,853             1.552     3,230,255

Smith Barney Concert Allocation Series Inc.
  Select Balanced Portfolio
    Price 1 .................................           118,053             1.057       124,823
  Select Conservative Portfolio
    Price 1 .................................            25,067             1.041        26,089
  Select Growth Portfolio
    Price 1 .................................            30,260             1.136        34,361
    Price 2 .................................            15,041             1.138        17,116
  Select Income Portfolio
    Price 1 .................................            77,186             1.007        77,700

The Travelers Series Trust
  MFS Emerging Growth Portfolio
    Price 1 .................................           424,098             1.515       642,652
    Price 2 .................................           205,184             1.519       311,656
  Zero Coupon Bond Fund Portfolio Series 2000
    Price 1 .................................            20,657             1.139        23,524
    Price 2 .................................           490,556             1.144       561,163
  Zero Coupon Bond Fund Portfolio Series 2005
    Price 1 .................................           301,609             1.215       366,331
    Price 2 .................................           501,893             1.220       612,331

                                                                     DECEMBER 31, 1998
                                                      --------------------------------------------
                                                                            UNIT           NET
                                                         UNITS             VALUE         ASSETS
                                                         -----             -----         ------
Travelers Series Fund Inc.
  AIM Capital Appreciation Portfolio

    Price 1 .................................          1,418,576        $    1.483    $ 2,103,209
    Price 2 .................................          2,273,530             1.489      3,386,241
  Alliance Growth Portfolio
    Price 1 .................................          1,941,558             2.138      4,151,968
    Price 2 .................................          2,507,228             2.149      5,387,261
  MFS Total Return Portfolio
    Price 1 .................................          1,933,087             1.502      2,902,692
    Price 2 .................................          2,069,954             1.509      3,122,567
  Putnam Diversified Income Portfolio
    Price 1 .................................          1,112,544             1.126      1,253,170
    Price 2 .................................            501,306             1.131        567,197
  Smith Barney International Equity Portfolio
    Price 1 .................................            952,661             1.274      1,213,529
    Price 2 .................................          1,463,263             1.280      1,872,424
  Smith Barney Money Market Portfolio
    Price 1 .................................          5,652,559             1.124      6,352,391
    Price 2 .................................            445,433             1.129        503,005
  Smith Barney High Income Portfolio
    Price 1 .................................          1,015,323             1.279      1,298,215
    Price 2 .................................          1,267,299             1.285      1,628,099
  Smith Barney Large Cap Value Portfolio
    Price 1 .................................          1,256,445             1.597      2,006,411
    Price 2 .................................          1,584,922             1.604      2,542,641
  TBC Managed Income Portfolio
    Price 1 .................................            427,850             1.135        485,409
    Price 2 .................................            308,125             1.139        351,091
  Van Kampen Enterprise Portfolio
    Price 1 .................................            913,430             1.927      1,760,103
    Price 2 .................................          1,728,449             1.936      3,345,827
                                                                                      -----------
Net Contract Owners' Equity .................                                         $54,967,066
                                                                                      ===========

5.  STATEMENT OF INVESTMENTS

INVESTMENT OPTIONS                                                       NO. OF             MARKET
                                                                         SHARES              VALUE
                                                                       -----------        -----------
GREENWICH STREET SERIES FUND (11.2%)
  Total Return Portfolio
    Total (Cost $5,444,271) ...................................            338,316        $ 5,937,440
                                                                       -----------        -----------

SMITH BARNEY CONCERT ALLOCATION SERIES INC. (0.5%)
  Select Balanced Portfolio (Cost $119,008) ...................             10,466            124,859
  Select Conservative Portfolio (Cost $25,517) ................              2,244             26,096
  Select Growth Portfolio (Cost $46,806) ......................              4,116             51,491
  Select Income Portfolio (Cost $78,096) ......................              6,712             77,722
                                                                       -----------        -----------
    Total (Cost $269,427) .....................................             23,538            280,168
                                                                       -----------        -----------

THE TRAVELERS SERIES TRUST (4.6%)
  MFS Emerging Growth Portfolio (Cost $776,983) ...............             56,584            954,566
  Zero Coupon Bond Fund Portfolio Series 2000 (Cost $544,336) .             53,906            553,079
  Zero Coupon Bond Fund Portfolio Series 2005 (Cost $850,811) .             82,879            933,218
                                                                       -----------        -----------
    Total (Cost $2,172,130) ...................................            193,369          2,440,863
                                                                       -----------        -----------

TRAVELERS SERIES FUND INC. (83.7%)
  AIM Capital Appreciation Portfolio (Cost $4,430,165) ........            378,430          5,479,665
  Alliance Growth Portfolio (Cost $7,061,948) .................            362,248          9,530,735
  MFS Total Return Portfolio (Cost $5,298,681) ................            353,897          6,026,861
  Putnam Diversified Income Portfolio (Cost $1,828,353) .......            151,739          1,820,865
  Smith Barney International Equity Portfolio (Cost $2,819,798)            223,843          3,075,597
  Smith Barney Money Market Portfolio (Cost $4,890,412) .......          4,890,411          4,890,412
  Smith Barney High Income Portfolio (Cost $2,844,923) ........            231,208          2,927,089
  Smith Barney Large Cap Value Portfolio (Cost $3,899,964) ....            225,149          4,550,260
  TBC Managed Income Portfolio (Cost $826,050) ................             71,090            836,728
  Van Kampen Enterprise Portfolio (Cost $3,877,682) ...........            211,655          5,107,239
                                                                       -----------        -----------
    Total (Cost $37,777,976) ..................................          7,099,670         44,245,451
                                                                       -----------        -----------

TOTAL INVESTMENT OPTIONS (100%)
  (Cost $45,663,804) ..........................................                           $52,903,922
                                                                                          ===========

6. SCHEDULE OF SEPARATE ACCOUNT ONE OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                               TOTAL RETURN              SELECT BALANCED      SELECT CONSERVATIVE
                                                                PORTFOLIO                    PORTFOLIO             PORTFOLIO
                                                        ---------------------------     ------------------    ------------------
                                                            1998            1997           1998       1997      1998        1997
                                                            ----            ----           ----       ----      ----        ----
INVESTMENT INCOME:
Dividends ...........................................   $   297,701     $   182,798     $     520      $--    $    274       $--
                                                        -----------     -----------     ---------      ---    --------       ---

EXPENSES:
Insurance charges ...................................        44,782          27,615           489       --          99        --
Administrative fees .................................        22,263          13,704           218       --          43        --
                                                        -----------     -----------     ---------      ---    --------       ---
    Net investment income (loss) ....................       230,656         141,479          (187)      --         132        --
                                                        -----------     -----------     ---------      ---    --------       ---

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold ....................       225,198         233,208         1,671       --       5,174        --
  Cost of investments sold ..........................       176,533         176,287         1,690       --       5,483        --
                                                        -----------     -----------     ---------      ---    --------       ---

    Net realized gain (loss) ........................        48,665          56,921           (19)      --        (309)       --
                                                        -----------     -----------     ---------      ---    --------       ---

Change in unrealized gain (loss) on investments:
  Unrealized gain (loss) beginning of year ..........       589,708         298,602            --       --          --        --
  Unrealized gain (loss) end of year ................       493,169         589,708         5,851       --         579        --
                                                        -----------     -----------     ---------      ---    --------       ---

    Net change in unrealized gain (loss) for the year       (96,539)        291,106         5,851       --         579        --
                                                        -----------     -----------     ---------      ---    --------       ---

Net increase (decrease) in net assets
    resulting from operations .......................       182,782         489,506         5,645       --         402        --
                                                        -----------     -----------     ---------      ---    --------       ---




UNIT TRANSACTIONS:
Participant premium payments ........................            (2)             --            --       --          --        --
Participant transfers from other Travelers accounts .     1,418,102       1,585,614       120,207       --      25,979        --
Growth rate intra-fund transfers in .................     1,680,187       2,672,412            --       --          --        --
Contract surrenders .................................       (94,033)        (57,298)       (1,029)      --        (292)       --
Participant transfers to other Travelers accounts ...      (132,383)       (134,189)           --       --          --        --
Growth rate intra-fund transfers out ................    (1,680,187)     (2,672,412)           --       --          --        --
                                                        -----------     -----------     ---------      ---    --------       ---

  Net increase (decrease) in net assets
    resulting from unit transactions ................     1,191,684       1,394,127       119,178       --      25,687        --
                                                        -----------     -----------     ---------      ---    --------       ---

    Net increase (decrease) in net assets ...........     1,374,466       1,883,633       124,823       --      26,089        --




NET ASSETS:
  Beginning of year .................................     4,561,404       2,677,771            --       --          --        --
                                                        -----------     -----------     ---------      ---    --------       ---

  End of year .......................................   $ 5,935,870     $ 4,561,404     $ 124,823      $--    $ 26,089       $--
                                                        ===========     ===========     =========      ===    ========       ===

      SELECT GROWTH                    SELECT INCOME               MFS EMERGING GROWTH                 ZERO COUPON BOND FUND
        PORTFOLIO                        PORTFOLIO                     PORTFOLIO                       PORTFOLIO SERIES 1998
-------------------------         ----------------------        ---------------------------         ---------------------------
  1998             1997             1998           1997            1998             1997              1998               1997
--------         --------         --------         -----        ---------         ---------         ---------         ---------
$    943         $     --         $  1,407         $  --        $      --         $   6,449         $  13,431         $  14,195
--------         --------         --------         -----        ---------         ---------         ---------         ---------


     425              115              345            --            5,380               836             1,974             2,018
     195               51              153            --            2,506               386             1,040               996
--------         --------         --------         -----        ---------         ---------         ---------         ---------
     323             (166)             909            --           (7,886)            5,227            10,417            11,181
--------         --------         --------         -----        ---------         ---------         ---------         ---------




   1,596              396            1,288            --          193,784             2,306           280,325             9,939
   1,494              395            1,319            --          160,718             2,000           282,185            10,018
--------         --------         --------         -----        ---------         ---------         ---------         ---------

     102                1              (31)           --           33,066               306            (1,860)              (79)
--------         --------         --------         -----        ---------         ---------         ---------         ---------


    (672)              --               --            --            1,628                --            (2,681)           (3,447)
   4,685             (672)            (374)           --          177,583             1,628                --            (2,681)
--------         --------         --------         -----        ---------         ---------         ---------         ---------

   5,357             (672)            (374)           --          175,955             1,628             2,681               766
--------         --------         --------         -----        ---------         ---------         ---------         ---------


   5,782             (837)             504            --          201,135             7,161            11,238            11,868
--------         --------         --------         -----        ---------         ---------         ---------         ---------





       1               --               --            --           31,169                --                 3                --
     142           47,830           78,008            --          507,404           368,833             3,890            38,179
  16,893               --               --            --          333,615            82,592            53,944           188,170
    (994)            (311)            (812)           --          (11,045)           (1,416)           (3,587)           (3,857)
    (136)              --               --            --         (148,933)               --          (274,369)             (346)
 (16,893)              --               --            --         (333,615)          (82,592)          (53,944)         (188,170)
--------         --------         --------         -----        ---------         ---------         ---------         ---------


    (987)          47,519           77,196            --          378,595           367,417          (274,063)           33,976
--------         --------         --------         -----        ---------         ---------         ---------         ---------

   4,795           46,682           77,700            --          579,730           374,578          (262,825)           45,844





  46,682               --               --            --          374,578                --           262,825           216,981
--------         --------         --------         -----        ---------         ---------         ---------         ---------

$ 51,477         $ 46,682         $ 77,700         $  --        $ 954,308         $ 374,578         $      --         $ 262,825
========         ========         ========         =====        =========         =========         =========         =========

6. SCHEDULE OF SEPARATE ACCOUNT ONE OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (CONTINUED)

                                                       ZERO COUPON BOND FUND     ZERO COUPON BOND FUND    AIM CAPITAL APPRECIATION
                                                       PORTFOLIO SERIES 2000     PORTFOLIO SERIES 2005           PORTFOLIO
                                                       ---------------------     ---------------------   -------------------------
                                                          1998        1997          1998        1997          1998          1997
                                                       ---------   ---------     ---------   ---------   -----------   -----------
INVESTMENT INCOME:
Dividends ...........................................  $  32,036   $  28,920     $  46,437   $  37,278   $     6,709   $        --
                                                       ---------   ---------     ---------   ---------   -----------   -----------

EXPENSES:
Insurance charges ...................................      4,178       4,022         6,647       4,796        37,703        24,568
Administrative fees .................................      2,177       1,996         3,350       2,282        18,757        12,178
                                                       ---------   ---------     ---------   ---------   -----------   -----------
    Net investment income (loss) ....................     25,681      22,902        36,440      30,200       (49,751)      (36,746)
                                                       ---------   ---------     ---------   ---------   -----------   -----------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold ....................     14,142      16,664        26,877      21,083       403,308       267,687
  Cost of investments sold ..........................     13,577      16,920        24,154      21,384       316,192       209,800
                                                       ---------   ---------     ---------   ---------   -----------   -----------

    Net realized gain (loss) ........................        565        (256)        2,723        (301)       87,116        57,887
                                                       ---------   ---------     ---------   ---------   -----------   -----------

Change in unrealized gain (loss) on investments:
  Unrealized gain (loss) beginning of year ..........      1,746      (4,648)       32,155       2,224       402,339       146,685
  Unrealized gain (loss) end of year ................      8,743       1,746        82,407      32,155     1,049,500       402,339
                                                       ---------   ---------     ---------   ---------   -----------   -----------

    Net change in unrealized gain (loss) for the year      6,997       6,394        50,252      29,931       647,161       255,654
                                                       ---------   ---------     ---------   ---------   -----------   -----------

Net increase (decrease) in net assets
    resulting from operations .......................     33,243      29,040        89,415      59,830       684,526       276,795
                                                       ---------   ---------     ---------   ---------   -----------   -----------




UNIT TRANSACTIONS:
Participant premium payments ........................          2          --             1          --       (34,489)           --
Participant transfers from other Travelers accounts .     33,612      52,711       215,876     179,106     1,349,182     1,341,655
Growth rate intra-fund transfers in .................    125,043     367,996       410,066     332,692     1,378,141     2,070,380
Contract surrenders .................................     (8,139)     (8,101)      (14,549)    (10,289)      (65,039)      (41,915)
Participant transfers to other Travelers accounts ...       (567)       (328)       (6,506)     (7,053)     (274,365)      (86,881)
Growth rate intra-fund transfers out ................   (125,043)   (367,996)     (410,066)   (332,692)   (1,378,141)   (2,070,380)
                                                       ---------   ---------     ---------   ---------   -----------   -----------

  Net increase (decrease) in net assets
    resulting from unit transactions ................     24,908      44,282       194,822     161,764       975,289     1,212,859
                                                       ---------   ---------     ---------   ---------   -----------   -----------

    Net increase (decrease) in net assets ...........     58,151      73,322       284,237     221,594     1,659,815     1,489,654




NET ASSETS:
  Beginning of year .................................    526,536     453,214       694,425     472,831     3,829,635     2,339,981
                                                       ---------   ---------     ---------   ---------   -----------   -----------

  End of year .......................................  $ 584,687   $ 526,536     $ 978,662   $ 694,425   $ 5,489,450   $ 3,829,635
                                                       =========   =========     =========   =========   ===========   ===========

                                                                      PUTNAM DIVERSIFIED INCOME        SMITH BARNEY INTERNATIONAL
  ALLIANCE GROWTH PORTFOLIO        MFS TOTAL RETURN PORTFOLIO                PORTFOLIO                      EQUITY PORTFOLIO
----------------------------      ----------------------------      ----------------------------      ----------------------------
    1998             1997             1998             1997             1998             1997             1998             1997
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------
$   447,950      $        --      $   234,290      $        --      $    63,092      $        --      $        --      $        --
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------


     58,186           30,645           40,945           21,280           11,688            6,944           22,988           18,268
     28,821           15,027           20,073           10,377            5,658            3,397           11,558            9,036
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------
    360,943          (45,672)         173,272          (31,657)          45,746          (10,341)         (34,546)         (27,304)
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------




    532,083          267,070          370,771          234,586          251,910          122,842          260,883           75,395
    359,686          212,972          275,124          195,175          232,480          115,772          216,663           62,664
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------

    172,397           54,098           95,647           39,411           19,430            7,070           44,220           12,731
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------


  1,196,570          288,913          537,381           96,283           66,658            6,406          134,005          121,359
  2,468,787        1,196,570          728,180          537,381           (7,488)          66,658          255,799          134,005
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------

  1,272,217          907,657          190,799          441,098          (74,146)          60,252          121,794           12,646
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------


  1,805,557          916,083          459,718          448,852           (8,970)          56,981          131,468           (1,927)
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------





     (2,667)              --          (33,829)              --                3               --               18               --
  2,871,418        1,949,577        2,184,229        1,382,323          868,738          549,032          593,554          931,630
  2,240,715        2,547,398        1,333,510        2,020,832          449,069          537,311        1,060,055        1,797,156
   (114,306)         (62,390)         (82,188)         (39,693)         (62,555)         (14,350)         (43,363)         (33,954)
   (412,184)        (132,624)        (213,546)         (34,999)        (186,425)         (45,017)        (237,302)         (56,447)
 (2,240,715)      (2,547,398)      (1,333,510)      (2,020,832)        (449,069)        (537,311)      (1,060,055)      (1,797,156)
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------


  2,342,261        1,754,563        1,854,666        1,307,631          619,761          489,665          312,907          841,229
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------

  4,147,818        2,670,646        2,314,384        1,756,483          610,791          546,646          444,375          839,302





  5,391,411        2,720,765        3,710,875        1,954,392        1,209,576          662,930        2,641,578        1,802,276
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------

$ 9,539,229      $ 5,391,411      $ 6,025,259      $ 3,710,875      $ 1,820,367      $ 1,209,576      $ 3,085,953      $ 2,641,578
===========      ===========      ===========      ===========      ===========      ===========      ===========      ===========

6. SCHEDULE OF SEPARATE ACCOUNT ONE OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (CONTINUED)

                                                 SMITH BARNEY MONEY            SMITH BARNEY HIGH           SMITH BARNEY LARGE
                                                  MARKET PORTFOLIO              INCOME PORTFOLIO           CAP VALUE PORTFOLIO
                                              ---------------------------   -------------------------   -------------------------
                                                  1998           1997          1998          1997          1998          1997
                                              ------------   ------------   -----------   -----------   -----------   -----------
INVESTMENT INCOME:
Dividends ..................................  $    228,416   $    195,839   $   169,433   $        --   $   147,289   $        --
                                              ------------   ------------   -----------   -----------   -----------   -----------

EXPENSES:
Insurance charges ..........................        41,046         34,989        20,993        15,991        32,326        19,021
Administrative fees ........................        18,564         15,758        10,643         8,008        15,976         9,145
                                              ------------   ------------   -----------   -----------   -----------   -----------
    Net investment income (loss) ...........       168,806        145,092       137,797       (23,999)       98,987       (28,166)
                                              ------------   ------------   -----------   -----------   -----------   -----------

REALIZED GAIN (LOSS) AND CHANGE IN
  UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment
transactions:
  Proceeds from investments sold ...........    10,644,045     10,946,949       384,631        85,083       330,113       201,383
  Cost of investments sold .................    10,644,045     10,946,949       346,152        75,982       240,119       152,442
                                              ------------   ------------   -----------   -----------   -----------   -----------

    Net realized gain (loss) ...............            --             --        38,479         9,101        89,994        48,941
                                              ------------   ------------   -----------   -----------   -----------   -----------

Change in unrealized gain (loss) on
investments:
  Unrealized gain (loss) beginning of year .            --             --       297,926        45,893       539,297        94,212
  Unrealized gain (loss) end of year .......            --             --        82,166       297,926       650,296       539,297
                                              ------------   ------------   -----------   -----------   -----------   -----------

    Net change in unrealized gain (loss) for
      the year .............................            --             --      (215,760)      252,033       110,999       445,085
                                              ------------   ------------   -----------   -----------   -----------   -----------

Net increase (decrease) in net assets
  resulting from operations ................       168,806        145,092       (39,484)      237,135       299,980       465,860
                                              ------------   ------------   -----------   -----------   -----------   -----------




UNIT TRANSACTIONS:
Participant premium payments ...............    15,419,844     12,668,925            65            --            (5)           --
Participant transfers from other Travelers
  accounts .................................     1,022,032        341,272       959,475       554,614     1,177,380     1,814,055
Growth rate intra-fund transfers in ........       453,849        584,140       924,661     1,473,688     1,509,749     1,453,728
Contract surrenders ........................      (121,241)      (330,372)      (40,730)      (30,494)      (62,771)      (41,259)
Participant transfers to other Travelers
  accounts .................................   (13,287,058)   (12,649,679)     (309,441)      (51,754)     (255,480)     (133,125)
Growth rate intra-fund transfers out .......      (453,849)      (584,140)     (924,661)   (1,473,688)   (1,509,749)   (1,453,728)
                                              ------------   ------------   -----------   -----------   -----------   -----------

  Net increase (decrease) in net assets
    resulting from unit transactions .......     3,033,577         30,146       609,369       472,366       859,124     1,639,671
                                              ------------   ------------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets ..     3,202,383        175,238       569,885       709,501     1,159,104     2,105,531




NET ASSETS:
  Beginning of year ........................     3,653,013      3,477,775     2,356,429     1,646,928     3,389,948     1,284,417
                                              ------------   ------------   -----------   -----------   -----------   -----------

  End of year ..............................  $  6,855,396   $  3,653,013   $ 2,926,314   $ 2,356,429   $ 4,549,052   $ 3,389,948
                                              ============   ============   ===========   ===========   ===========   ===========

 TBC MANAGED INCOME PORTFOLIO            VAN KAMPEN ENTERPRISE PORTFOLIO                         COMBINED
-----------------------------           ---------------------------------           -----------------------------------
  1998                1997                  1998                  1997                   1998                   1997
---------           ---------           -----------           -----------           ------------           ------------
$  42,136           $      --           $   232,164           $        --           $  1,964,228           $    465,479
---------           ---------           -----------           -----------           ------------           ------------


    6,925               3,443                33,585                18,789                370,704                233,340
    3,315               1,591                16,709                 9,285                182,019                113,217
---------           ---------           -----------           -----------           ------------           ------------
   31,896              (5,034)              181,870               (28,074)             1,411,505                118,922
---------           ---------           -----------           -----------           ------------           ------------




  253,916              21,661               389,864               216,188             14,571,579             12,722,440
  229,663              20,987               259,042               163,555             13,786,319             12,383,302
---------           ---------           -----------           -----------           ------------           ------------

   24,253                 674               130,822                52,633                785,260                339,138
---------           ---------           -----------           -----------           ------------           ------------


   39,118               1,378               632,515               168,800              4,467,693              1,262,660
   10,678              39,118             1,229,557               632,515              7,240,118              4,467,693
---------           ---------           -----------           -----------           ------------           ------------

  (28,440)             37,740               597,042               463,715              2,772,425              3,205,033
---------           ---------           -----------           -----------           ------------           ------------


   27,709              33,380               909,734               488,274              4,969,190              3,663,093
---------           ---------           -----------           -----------           ------------           ------------





       (3)                 --                19,370                    --             15,399,481             12,668,925
  535,274             175,937             1,103,718             1,320,465             15,068,220             12,632,833
  362,687             133,010             1,226,204             1,587,396             13,558,388             17,848,901
  (33,144)             (7,090)              (57,012)              (30,702)              (816,829)              (713,491)
 (193,135)            (10,151)             (253,402)              (73,860)           (16,185,232)           (13,416,453)
 (362,687)           (133,010)           (1,226,204)           (1,587,396)           (13,558,388)           (17,848,901)
---------           ---------           -----------           -----------           ------------           ------------


  308,992             158,696               812,674             1,215,903             13,465,640             11,171,814
---------           ---------           -----------           -----------           ------------           ------------

  336,701             192,076             1,722,408             1,704,177             18,434,830             14,834,907





  499,799             307,723             3,383,522             1,679,345             36,532,236             21,697,329
---------           ---------           -----------           -----------           ------------           ------------

$ 836,500           $ 499,799           $ 5,105,930           $ 3,383,522           $ 54,967,066           $ 36,532,236
=========           =========           ===========           ===========           ============           ============

7. SCHEDULE OF UNITS FOR SEPARATE ACCOUNT ONE FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                                                             SELECT CONSERVATIVE
                                             TOTAL RETURN PORTFOLIO        SELECT BALANCED PORTFOLIO              PORTFOLIO
                                          ---------------------------       ----------------------         ---------------------
                                             1998              1997           1998            1997           1998           1997
                                          ----------       ----------       --------          ----         -------          ----
Units beginning of year ............       3,051,751        2,070,519             --            --              --            --
Units purchased and transferred from
  other Travelers accounts .........       2,052,523        3,089,331        119,080            --          25,356            --
Units redeemed and transferred to
  other Travelers accounts .........      (1,272,228)      (2,108,099)        (1,027)           --            (289)           --
                                          ----------       ----------       --------          ----         -------          ----
Units end of year ..................       3,832,046        3,051,751        118,053            --          25,067            --
                                          ==========       ==========       ========          ====         =======          ====


                                                                                                                 MFS EMERGING
                                            SELECT GROWTH PORTFOLIO          SELECT INCOME PORTFOLIO           GROWTH PORTFOLIO
                                           -------------------------          ----------------------       ------------------------
                                             1998              1997             1998            1997         1998            1997
                                           -------           -------          -------           ----       --------        --------
Units beginning of year ............        46,248                --               --             --        327,674              --
Units purchased and transferred from
  other Travelers accounts .........        15,433            46,559           78,008             --        685,380         399,280
Units redeemed and transferred to
  other Travelers accounts .........       (16,380)             (311)            (822)            --       (383,772)        (71,606)
                                           -------           -------          -------           ----       --------        --------
Units end of year ..................        45,301            46,248           77,186             --        629,282         327,674
                                           =======           =======          =======           ====       ========        ========

                                             ZERO COUPON BOND FUND         ZERO COUPON BOND FUND           ZERO COUPON BOND FUND
                                             PORTFOLIO SERIES 1998          PORTFOLIO SERIES 2000           PORTFOLIO SERIES 2005
                                           ------------------------        ------------------------        ------------------------
                                              1998            1997            1998            1997            1998           1997
                                           --------        --------        --------        --------        --------        --------
Units beginning of year ............        244,090         211,610         489,816         447,140         632,728         475,491
Units purchased and transferred from
  other Travelers accounts .........         53,372         217,747         142,158         417,090         545,226         498,663
Units redeemed and transferred to
  other Travelers accounts .........       (297,462)       (185,267)       (120,761)       (374,414)       (374,452)       (341,426)
                                           --------        --------        --------        --------        --------        --------
Units end of year ..................             --         244,090         511,213         489,816         803,502         632,728
                                           ========        ========        ========        ========        ========        ========

                                           AIM CAPITAL APPRECIATION            ALLIANCE GROWTH                MFS TOTAL RETURN
                                                 PORTFOLIO                       PORTFOLIO                      PORTFOLIO
                                         --------------------------      --------------------------      --------------------------
                                            1998            1997            1998            1997            1998            1997
                                         ----------      ----------      ----------      ----------      ----------      ----------
Units beginning of year ............      2,981,929       2,020,691       3,204,642       2,063,437       2,719,511       1,716,546
Units purchased and transferred from
  other Travelers accounts .........      2,014,928       2,727,356       2,768,051       3,038,124       2,422,803       2,690,528
Units redeemed and transferred to
  other Travelers accounts .........     (1,304,751)     (1,766,118)     (1,523,907)     (1,896,919)     (1,139,273)     (1,687,563)
                                         ----------      ----------      ----------      ----------      ----------      ----------
Units end of year ..................      3,692,106       2,981,929       4,448,786       3,204,642       4,003,041       2,719,511
                                         ==========      ==========      ==========      ==========      ==========      ==========

7. SCHEDULE OF UNITS FOR SEPARATE ACCOUNT ONE FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (CONTINUED)

                                       PUTNAM DIVERSIFIED INCOME       SMITH BARNEY INTERNATIONAL     SMITH BARNEY MONEY MARKET
                                               PORTFOLIO                    EQUITY PORTFOLIO                    PORTFOLIO
                                       --------------------------      --------------------------      ----------------------------
                                           1998            1997            1998            1997            1998             1997
                                       ----------      ----------      ----------      ----------      -----------      -----------
Units beginning of year ............    1,065,400         621,538       2,175,509       1,507,875        3,369,561        3,328,723
Units purchased and transferred from
  other Travelers accounts .........    1,159,090         996,513       1,296,620       2,183,812       15,310,363       12,749,969
Units redeemed and transferred to
  other Travelers accounts .........     (610,640)       (552,651)     (1,056,205)     (1,516,178)     (12,581,932)     (12,709,131)
                                       ----------      ----------      ----------      ----------      -----------      -----------
Units end of year ..................    1,613,850       1,065,400       2,415,924       2,175,509        6,097,992        3,369,561
                                       ==========      ==========      ==========      ==========      ===========      ===========


                                              SMITH BARNEY HIGH              SMITH BARNEY LARGE            TBC MANAGED INCOME
                                              INCOME PORTFOLIO              CAP VALUE PORTFOLIO                PORTFOLIO
                                         --------------------------      --------------------------      ----------------------
                                            1998            1997            1998            1997           1998          1997
                                         ----------      ----------      ----------      ----------      --------      --------
Units beginning of year ............      1,822,547       1,434,816       2,297,582       1,089,556       456,522       304,658
Units purchased and transferred from
  other Travelers accounts .........      1,448,411       1,695,480       1,748,933       2,427,490       805,605       296,438
Units redeemed and transferred to
  other Travelers accounts .........       (988,336)     (1,307,749)     (1,205,148)     (1,219,464)     (526,152)     (144,574)
                                         ----------      ----------      ----------      ----------      --------      --------
Units end of year ..................      2,282,622       1,822,547       2,841,367       2,297,582       735,975       456,522
                                         ==========      ==========      ==========      ==========      ========      ========


                                           VAN KAMPEN ENTERPRISE
                                                 PORTFOLIO                        COMBINED
                                         --------------------------      ----------------------------
                                             1998            1997             1998             1997
                                         ----------      ----------      -----------      -----------
Units beginning of year ............      2,164,537       1,366,133       27,050,047       18,658,733
Units purchased and transferred from
  other Travelers accounts .........      1,380,694       2,022,172       34,072,034       35,496,552
Units redeemed and transferred to
  other Travelers accounts .........       (903,352)     (1,223,768)     (24,306,889)     (27,105,238)
                                         ----------      ----------      -----------      -----------
Units end of year ..................      2,641,879       2,164,537       36,815,192       27,050,047
                                         ==========      ==========      ===========      ===========

                          INDEPENDENT AUDITORS' REPORT


To the Owners of Variable Life Insurance Contracts of
The Travelers Variable Life Insurance Separate Account One:


We have audited the accompanying statement of assets and liabilities of The Travelers Variable Life Insurance Separate Account One as of December 31, 1998, and the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of shares owned as of December 31, 1998, by correspondence with the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Variable Life Insurance Separate Account One as of December 31, 1998, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.


KPMG LLP


Hartford, Connecticut
February 17, 1999

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors and Shareholder
The Travelers Life and Annuity Company:


We have audited the accompanying balance sheets of The Travelers Life and Annuity Company as of December 31, 1998 and 1997, and the related statements of income, changes in retained earnings and accumulated other changes in equity from non-owner sources and cash flows for each of the years in the three-year period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Life and Annuity Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1998, in conformity with generally accepted accounting principles.





/s/ KPMG LLP
Hartford, Connecticut
January 25, 1999

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                              STATEMENTS OF INCOME
                                ($ in thousands)


FOR THE YEARS ENDED DECEMBER 31,                                1998           1997          1996
                                                                ----           ----          ----

REVENUES
Premiums                                                       $ 23,677       $ 35,190       $ 17,462
Net investment income                                           171,003        168,653        151,326
Realized investment gains (losses)                               18,493         44,871         (9,613)
Fee income                                                       14,687          5,004          1,336
Other                                                            14,199          3,159            940
-------------------------------------------------------------------------- ------------- --------------
     Total Revenues                                             242,059        256,877        161,451
-------------------------------------------------------------------------- ------------- --------------


BENEFITS AND EXPENSES
Current and future insurance benefits                            81,371         95,639         77,285
Interest credited to contractholders                             51,535         35,165         35,607
Amortization of deferred acquisition costs and
     value in insurance in force                                 17,031          6,036          3,286
Operating expenses                                                3,937         10,462          5,691
-------------------------------------------------------------------------- ------------- --------------
     Total Benefits and Expenses                                153,874        147,302        121,869
-------------------------------------------------------------------------- ------------- --------------

Income before federal income taxes                               88,185        109,575         39,582
-------------------------------------------------------------------------- ------------- --------------

Federal income taxes:
     Current                                                     18,917         33,859         29,456
     Deferred expense (benefit)                                  11,783          4,344        (15,665)
-------------------------------------------------------------------------- ------------- --------------
     Total Federal Income Taxes                                  30,700         38,203         13,791
-------------------------------------------------------------------------- ------------- --------------

Net income                                                     $ 57,485       $ 71,372       $ 25,791
========================================================================== ============= ==============




                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                 BALANCE SHEETS
                                ($ in thousands)



DECEMBER 31,                                                                                    1998              1997
------------------------------------------------------------------------------------------ ---------------- -----------------

ASSETS
Fixed maturities, available for sale at fair value (cost, $1,707,347; $1,571,121)             $1,838,681        $1,678,120
Equity securities, at fair value (cost, $25,826; $15,092)                                         26,685            16,289
Mortgage loans                                                                                   174,565           160,247
Short-term securities                                                                            126,176           169,229
Other invested assets                                                                            136,122           121,242
------------------------------------------------------------------------------------------ ---------------- -----------------
     Total Investments                                                                         2,302,229         2,145,127
------------------------------------------------------------------------------------------ ---------------- -----------------

Separate accounts                                                                              2,178,474           812,059
Deferred acquisition costs and value of insurance in force                                       194,213            90,966
Premium balances receivable                                                                       16,074             9,288
Deferred federal income taxes                                                                     12,395            33,661
Other assets                                                                                      41,119            61,904
------------------------------------------------------------------------------------------ ---------------- -----------------
     Total Assets                                                                             $4,744,504        $3,153,005
------------------------------------------------------------------------------------------ ---------------- -----------------

LIABILITIES
Future policy benefits                                                                          $963,171          $971,602
Contractholder funds                                                                             947,411           818,971
Separate accounts                                                                              2,178,474           812,059
Other liabilities                                                                                114,690            84,712
------------------------------------------------------------------------------------------ ---------------- -----------------
     Total Liabilities                                                                         4,203,746         2,687,344
------------------------------------------------------------------------------------------ ---------------- -----------------

SHAREHOLDER'S EQUITY
Common stock, par value $100; 100,000 shares authorized, 30,000 issued and outstanding             3,000             3,000
Additional paid-in capital                                                                       167,314           167,314
Retained earnings                                                                                282,555           225,070
Accumulated other changes in equity from non-owner sources                                        87,889            70,277
------------------------------------------------------------------------------------------ ---------------- -----------------
     Total Shareholder's Equity                                                                  540,758           465,661
------------------------------------------------------------------------------------------ ---------------- -----------------

     Total Liabilities and Shareholder's Equity                                               $4,744,504        $3,153,005
========================================================================================== ================ =================



                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
           STATEMENTS OF CHANGES IN RETAINED EARNINGS AND ACCUMULATED
                 OTHER CHANGES IN EQUITY FROM NON-OWNER SOURCES
                                ($ IN THOUSANDS)



------------------------------------------------------ ---------------- ----------------- -------------------
STATEMENTS OF CHANGES IN RETAINED EARNINGS                  1998              1997               1996
------------------------------------------------------ ---------------- ----------------- -------------------

Balance, beginning of year                                 $225,070          $167,698            $157,907
Net income                                                   57,485            71,372              25,791
Dividends to parent                                               -            14,000              16,000
------------------------------------------------------ ---------------- ----------------- -------------------
Balance, end of year                                       $282,555          $225,070            $167,698
====================================================== ================ ================= ===================


------------------------------------------------------ ---------------- ----------------- -------------------
STATEMENTS OF ACCUMULATED OTHER CHANGES
IN EQUITY FROM NON-OWNER SOURCES
------------------------------------------------------ ---------------- ----------------- -------------------

Balance, beginning of year                                  $70,277           $33,856             $35,330
Unrealized gains (losses), net of tax                        17,612            36,421              (1,474)
------------------------------------------------------ ---------------- ----------------- -------------------
Balance, end of year                                        $87,889           $70,277             $33,856
====================================================== ================ ================= ===================


------------------------------------------------------ ---------------- ----------------- -------------------
SUMMARY OF CHANGES IN EQUITY
FROM NON-OWNER SOURCES
------------------------------------------------------ ---------------- ----------------- -------------------

Net Income                                                  $57,485           $71,372             $25,791
Other changes in equity from
     non-owner sources                                       17,612            36,421              (1,474)
------------------------------------------------------ ---------------- ----------------- -------------------
Total changes in equity from
     non-owner sources                                      $75,097          $107,793             $24,317
====================================================== ================ ================= ===================



                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                            STATEMENTS OF CASH FLOWS
                           INCREASE (DECREASE) IN CASH
                                ($ in thousands)



FOR THE YEARS ENDED DECEMBER 31,                                                         1998            1997           1996
----------------------------------------------------------------------------------- --------------- --------------- -------------

CASH FLOWS FROM OPERATING ACTIVITIES
     Premiums collected                                                                $  22,300       $  34,553     $   6,472
     Net investment income received                                                      146,158         170,460        71,083
     Benefits and claims paid                                                            (90,872)        (90,820)      (70,331)
     Interest credited to contractholders                                                (51,535)        (35,165)         (813)
     Operating expenses paid                                                             (75,632)        (40,868)       (5,482)
     Income taxes paid                                                                   (25,214)        (22,440)      (23,931)
     Other                                                                                  (596)         (7,702)       (6,857)
----------------------------------------------------------------------------------- --------------- --------------- -------------
         Net Cash Provided by (Used in) Operating Activities                             (75,391)          8,018       (29,859)
----------------------------------------------------------------------------------- --------------- --------------- -------------

CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from maturities of investments
         Fixed maturities                                                                113,456          81,899        20,301
         Mortgage loans                                                                   25,462           8,972        37,789
     Proceeds from sales of investments
         Fixed maturities                                                              1,095,976         856,846       978,970
         Equity securities                                                                 6,020          12,404        12,818
         Mortgage loans                                                                        -           5,483        22,437
         Real estate held for sale                                                             -           4,493             -
     Purchases of investments
         Fixed maturities                                                             (1,320,704)     (1,020,803)     (994,443)
         Equity securities                                                               (13,653)         (6,382)       (5,412)
         Mortgage loans                                                                  (39,158)        (41,967)      (21,450)
         Policy loans                                                                     (2,010)         (1,144)       (1,750)
     Short-term securities, (purchases) sales, net                                        43,054         (88,067)      (19,688)
     Other investments, (purchases) sales, net                                             1,110         (51,502)       (6,160)
     Securities transactions in course of settlement                                      36,459          10,526       (51,703)
----------------------------------------------------------------------------------- --------------- --------------- -------------
     Net Cash Used in Investing Activities                                               (53,988)       (229,242)      (28,291)
----------------------------------------------------------------------------------- --------------- --------------- -------------

CASH FLOWS FROM FINANCING ACTIVITIES
     Contractholder fund deposits                                                        211,476         325,932        96,490
     Contractholder fund withdrawals                                                     (83,036)        (89,145)      (22,340)
     Dividends to parent company                                                               -         (14,000)      (16,000)
----------------------------------------------------------------------------------- --------------- --------------- -------------
         Net Cash Provided by Financing Activities                                       128,440         222,787        58,150
----------------------------------------------------------------------------------- --------------- --------------- -------------
Net increase (decrease) in cash                                                             (939)          1,563             -
----------------------------------------------------------------------------------- --------------- --------------- -------------
Cash at December 31,                                                                        $624          $1,563     $       -
=================================================================================== =============== =============== =============



                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS


1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Significant accounting policies used in the preparation of the accompanying financial statements follow.

     Basis of Presentation

     The Travelers Life and Annuity Company (the Company) is a wholly owned subsidiary of The Travelers Insurance Company (TIC), an indirect wholly owned subsidiary of Citigroup Inc. (Citigroup), formerly Travelers Group Inc. The financial statements and accompanying footnotes of the Company are prepared in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

     The Company offers a variety of variable annuity products where the investment risk is borne by the contractholder, not the Company, and the benefits are not guaranteed. The premiums and deposits related to these products are reported in separate accounts. The Company considers it necessary to differentiate, for financial statement purposes, the results of the risks it has assumed from those it has not. See also Note 6.

     Certain reclassifications have been made to the prior year's financial statements to conform to the current year's presentation.


     ACCOUNTING CHANGES

     Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities

     Effective January 1, 1997, the Company adopted Statement of Financial Accounting Standards No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" (FAS 125). This statement establishes accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. These standards are based on an approach that focuses on control. Under this approach, after a transfer of financial assets, an entity recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered and derecognizes liabilities when extinguished. FAS 125 provides standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. Effective January 1, 1998, the Company adopted the collateral provisions of FAS 125 which were not effective until 1998 in accordance with Statement of Financial Accounting Standards No. 127, "Deferral of the Effective Date of Certain Provisions of SFAS 125". The adoption of the collateral provisions of FAS 125 created additional assets and liabilities on the Company's statement of financial position related to the recognition of securities provided and received as collateral. There was no impact on the results of operations from the adoption of the collateral provisions of FAS 125.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)



     Reporting Comprehensive Income

     Effective January 1, 1998, the Company adopted Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" (FAS 130). FAS 130 establishes standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are required to be reported in an annual financial statement that is displayed with the same prominence as other financial statements. This statement stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and other events and circumstances from non-owner sources. Comprehensive income thus represents the sum of net income and other changes in equity from non-owner sources. The accumulated balance of other changes in equity from non-owner sources is required to be displayed separately from retained earnings and additional paid-in capital in the balance sheet. The adoption of FAS 130 resulted in the Company reporting unrealized gains and losses on investments in debt and equity securities in changes in equity from non-owner sources. See Note 3.

     Disclosures About Segments of an Enterprise and Related Information

     During 1998, Statement of Financial Accounting Standards No. 131, "Disclosures About Segments of an Enterprise and Related Information" (FAS
     131) became effective. FAS 131 establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. This statement supersedes Statement of Financial Accounting Standards No. 14, "Financial Reporting for Segments of a Business Enterprise". FAS 131 requires that all public enterprises report financial and descriptive information about its reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decisionmaker in deciding how to allocate resources and in assessing performance. The Company only has one reportable operating segment and therefore, no additional disclosures are required under FAS 131.

     Accounting for the Costs of Computer Software Developed or Obtained for Internal Use

     During the third quarter of 1998, the Company adopted (effective January 1, 1998) the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants' Statement of Position 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use" (SOP 98-1). SOP 98-1 provides guidance on accounting for the costs of computer software developed or obtained for internal use and for determining when specific costs should be capitalized or expensed. The adoption of SOP 98-1 had no impact on the Company's financial condition, statement of operations or liquidity.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

     ACCOUNTING POLICIES

     Investments

     Fixed maturities include bonds, notes and redeemable preferred stocks. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The effective yield used to determine amortization is calculated based upon actual historical and projected future cash flows, which are obtained from a widely-accepted securities data provider. Fixed maturities are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, charged or credited directly to shareholder's equity.

     Equity securities, which include common and non-redeemable preferred stocks, are classified as "available for sale" and are carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

     Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the current real estate financing market. Impaired loans were insignificant at December 31, 1998 and 1997.

     Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost which approximates market.

     Other invested assets include real estate joint ventures and partnership investments accounted for on the equity method of accounting. All changes in equity of these investments are recorded in net investment income.

     Accrual of income, included in other assets, is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

     Included in investments are invested assets associated with Structured Settlement Guaranteed Separate Accounts where the investment risk is borne by the Company. See Note 6.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     DERIVATIVE FINANCIAL INSTRUMENTS

     The Company uses derivative financial instruments, including financial futures contracts, options, forward contracts and interest rate swaps and caps, as a means of hedging exposure to interest rate and foreign currency risk. Hedge accounting is used to account for derivatives. To qualify for hedge accounting the changes in value of the derivative must be expected to substantially offset the changes in value of the hedged item. Hedges are monitored to ensure that there is a high correlation between the derivative instruments and the hedged investment.

     Gains and losses arising from financial futures contracts are used to adjust the basis of hedged investments and are recognized in net investment income over the life of the investment.

     Forward contracts, and options, and interest rate caps were not significant at December 31, 1998 and 1997. Information concerning derivative financial instruments is included in Note 4.


     INVESTMENT GAINS AND LOSSES

     Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company.


     POLICY LOANS

     Policy loans are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.


     SEPARATE ACCOUNTS

     The Company has separate account assets and liabilities representing funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each of these accounts have specific investment objectives. The assets and liabilities of these accounts are carried at fair value, and amounts assessed to the contractholders for management services are included in fee income. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

     The Company also has a separate account for structured settlement annuity obligations where the investment risk is borne by the Company. The assets and liabilities of this separate account are included in investments, future policy benefits and contractholder funds for financial reporting purposes. See Note 6.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

     DEFERRED ACQUISITION COSTS AND VALUE OF INSURANCE IN FORCE

     Costs of acquiring individual life insurance and annuity business, principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business, are deferred. Acquisition costs relating to traditional life insurance are amortized in relation to anticipated premiums; universal life in relation to estimated gross profits; and annuity contracts employing a level yield method. A 15 to 20 year amortization period is used for life insurance, and a 7 to 20 year period is employed for annuities. Deferred acquisition costs are reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income.

     The value of insurance in force is an asset recorded at the time of acquisition of an insurance company. It represents the actuarially determined present value of anticipated profits to be realized from annuity contracts at the date of acquisition using the same assumptions that were used for computing related liabilities, where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at an interest rate of 16% for the annuity business acquired. The annuity contracts are amortized employing a level yield method. The value of insurance in force is reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income.

     FUTURE POLICY BENEFITS

     Benefit reserves represent liabilities for future insurance policy benefits. Benefit reserves for life insurance and annuity policies have been computed based upon mortality, morbidity, persistency and interest assumptions applicable to these coverages, which range from 3.0% to 7.5%, including a provision for adverse deviation. These assumptions consider Company experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration.

     CONTRACTHOLDER FUNDS

     Contractholder funds represent receipts from the issuance of universal life, certain individual annuity contracts, and structured settlement contracts. Contractholder fund balances are increased by such receipts and credited interest and reduced by withdrawals, mortality charges and administrative expenses charged to the contractholders. Interest rates credited to contractholder funds range from 3.3% to 7.2%.


     PERMITTED STATUTORY ACCOUNTING PRACTICES

     The Company, domiciled in the State of Connecticut, prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the State of Connecticut Insurance Department. Prescribed statutory accounting practices include certain publications of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The impact of any permitted accounting practices on the statutory surplus of the Company is not material.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     The NAIC recently completed a process intended to codify statutory accounting practices for certain insurance enterprises. As a result of this process, the NAIC will issue a revised statutory Accounting Practices and Procedures Manual - version effective January 1, 2001 (the revised Manual) that will be effective January 1, 2001 for the calendar year 2001 statutory financial statements. It is expected that the State of Connecticut will require that, effective January 1, 2001, insurance companies domiciled in Connecticut prepare their statutory basis financial statements in accordance with the revised Manual subject to any deviations prescribed or permitted by the Connecticut insurance commissioner. The Company has not yet determined the impact that this change will have on its statutory capital and surplus.

     PREMIUMS

     Premiums are recognized as revenues when due. Reserves are established for the portion of premiums that will be earned in future periods.



     OTHER REVENUES

     Other revenues include surrender, mortality and administrative charges, and fees earned on investment and other insurance contracts.

     FEDERAL INCOME TAXES

     The provision for federal income taxes comprises two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities. The deferred federal income tax asset is recognized to the extent that future realization of the tax benefit is more likely than not, with a valuation allowance for the portion that is not likely to be recognized.

     FUTURE APPLICATION OF ACCOUNTING STANDARDS

     In December 1997, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" (SOP 97-3). SOP 97-3 provides guidance for determining when an entity should recognize a liability for guaranty-fund and other insurance-related assessments, how to measure that liability, and when an asset may be recognized for the recovery of such assessments through premium tax offsets or policy surcharges. This SOP is effective for financial statements for fiscal years beginning after December 15, 1998, and the effect of initial adoption is to be reported as a cumulative catch-up adjustment. Restatement of previously issued financial statements is not allowed. The Company plans to implement SOP 97-3 in the first quarter of 1999 and expects there to be no material impact on the Company's financial condition, results of operations or liquidity.

     In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (FAS 133). This statement establishes accounting and reporting standards for derivative instruments, including certain derivative instruments imbedded in other contracts, (collectively referred to as derivatives) and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

     If certain conditions are met, a derivative may be specifically designated as (a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, (b) a hedge of the exposure to variable cash flows of a forecasted transaction, or (c) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security, or a foreign-currency-denominated forecasted transaction. The accounting for changes in the fair value of a derivative (that is, gains and losses) depends on the intended use of the derivative and the resulting designation. FAS 133 is effective for all fiscal quarters of fiscal years beginning after June 15, 1999. Upon initial application of FAS 133, hedging relationships must be designated anew and documented pursuant to the provisions of this statement. The Company has not yet determined the impact that FAS 133 will have on its financial statements.


2.   REINSURANCE

     The Company participates in reinsurance in order to limit losses, minimize exposure to large risks, provide capacity for future growth and to effect business-sharing arrangements. The Company remains primarily liable as the direct insurer on all risks reinsured.

     Life insurance in force ceded to TIC at December 31, 1998 and 1997 was $69.6 million and $76.4 million, respectively. Life insurance premiums ceded were $4.2 million, $2.4 million and $1.3 million in 1998, 1997 and 1996, respectively. Life insurance premiums ceded to non-affiliates were insignificant. Life insurance in force ceded to non-affiliates at December 31, 1998 and 1997, was $8.8 billion and $4.5 billion, respectively.



3.   SHAREHOLDER'S EQUITY

     Unrealized Investment Gains (Losses)

     See Note 11 for an analysis of the change in unrealized gains and losses on investments.

     Shareholder's Equity and Dividend Availability

     The Company's statutory net income (loss) was $(3.2) million, $80.3 million and $17.9 million for the years ended December 31, 1998, 1997 and 1996, respectively.

     Statutory capital and surplus was $328.2 million at both December 31, 1998 and 1997.

     The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. Statutory surplus of $32.8 million is available in 1999 for dividend payments by the Company without prior approval of the Connecticut Insurance Department.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)



                   TAX EFFECTS ALLOCATED TO EACH COMPONENT OF
                 OTHER CHANGES IN EQUITY FROM NON-OWNER SOURCES

    For the years ended December 31,                                 PRE-TAX AMOUNT   TAX EXPENSE/      AFTER-TAX
    ($ in thousands)                                                                    (BENEFIT)        AMOUNT
    ---------------------------------------------------------------- --------------- ---------------- --------------
    1998
    Unrealized gain on investment securities:
       Unrealized holding gains arising during year                     $45,589           $15,957         $29,632
       Less: reclassification adjustment for gains
         realized in net income                                          18,493             6,473          12,020
    ---------------------------------------------------------------- --------------- ---------------- --------------
    Other changes in equity from non-owner sources                      $27,096            $9,484         $17,612
    ================================================================ =============== ================ ==============
    1997
    Unrealized gain on investment securities:
       Unrealized holding gains arising during year                    $100,903           $35,316         $65,587
       Less: reclassification adjustment for gains
         realized in net income                                          44,871            15,705          29,166
    ---------------------------------------------------------------- --------------- ---------------- --------------
    Other changes in equity from non-owner sources                      $56,032           $19,611         $36,421
    ================================================================ =============== ================ ==============
    1996
    Unrealized gain (loss) on investment securities:
       Unrealized holding gains (losses) arising during year           $(11,881)           $4,158         $(7,723)
       Less: reclassification adjustment for losses realized
         in net income                                                   (9,613)           (3,364)         (6,249)
    ---------------------------------------------------------------- --------------- ---------------- --------------
    Other changes in equity from non-owner sources                      $(2,268)             $794         $(1,474)
    ================================================================ =============== ================ ==============


4.   DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

     Derivative Financial Instruments

     The Company uses derivative financial instruments, including financial futures, forward contracts and interest rate swaps as a means of hedging exposure to foreign currency, equity price changes and/or interest rate risk on anticipated transactions or existing assets and liabilities. The Company does not hold or issue derivative instruments for trading purposes. These derivative financial instruments have off-balance sheet risk. Financial instruments with off-balance sheet risk involve, to varying degrees, elements of credit and market risk in excess of the amount recognized in the balance sheet. The contract or notional amounts of these instruments reflect the extent of involvement the Company has in a particular class of financial instrument.

     However, the maximum loss of cash flow associated with these instruments can be less than these amounts. For forward contracts and interest rate swaps, credit risk is limited to the amounts that it would cost the Company to replace such contracts. Financial futures contracts and purchased listed option contracts have little credit risk since organized exchanges are the counterparties.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     The Company monitors creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, limits and other monitoring procedures.

     The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates and equity prices which arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates and equity prices, the Company enters long or short positions in financial futures contracts which offset changes in the fair value of investments and liabilities resulting from changes in market interest rates or equity prices until an investment is purchased, a product is sold or a liability is settled.

     Margin payments are required to enter a futures contract and contract gains or losses are settled daily in cash. The contract amount of futures contracts represents the extent of the Company's involvement, but not future cash requirements, as open positions are typically closed out prior to the delivery date of the contract.

     At December 31, 1998 and 1997, the Company held financial futures contracts with notional amounts of $41.5 million and $156.3 million, respectively. At December 31, 1998 and 1997, the Company's futures contracts had no fair value because these contracts are marked to market and settled in cash daily.

     The Company enters into interest rate swaps in connection with other financial instruments to provide greater risk diversification and better match an asset with a corresponding liability. Under interest rate swaps, the Company agrees with other parties to exchange, at specific intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to a notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Swaps are not exchange traded and are subject to the risk of default by the counterparty.

     As of December 31, 1998 and 1997, the Company held interest rate swap contracts with notional amounts of $165.3 million and $17.3 million, respectively. The fair value of these financial instruments was $3.4 million (gain position) and $.7 million (loss position) at December 31, 1998 and was $.7 million (loss position) at December 31, 1997. The fair values were determined using the discounted cash flow method.

     The off-balance sheet risks of forward contracts were not significant at December 31, 1998 and 1997.

     Financial Instruments with Off-Balance Sheet Risk

     In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships. The off-balance sheet risk of these financial instruments was not significant at December 31, 1998 and 1997.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     Fair Value of Certain Financial Instruments

     The Company uses various financial instruments in the normal course of its business. Fair values of financial instruments that are considered insurance contracts are not required to be disclosed and are not included in the amounts discussed.

     At December 31, 1998, investments in fixed maturities had a carrying value and a fair value of $1.8 billion, compared with a carrying value and a fair value of $1.7 billion at December 31, 1997. See Notes 1 and 11.

     At December 31, 1998, mortgage loans had a carrying value of $174.6 million and a fair value of $185.7 million and in 1997 had a carrying value of $160.2 million and a fair value of $172.6 million. In estimating fair value, the Company used interest rates reflecting the current real estate financing market.

     The carrying values of $36.5 million and $54.4 million of financial instruments classified as other assets approximated their fair values at December 31, 1998 and 1997, respectively. The carrying values of $98.4 million and $70.5 million of financial instruments classified as other liabilities also approximated their fair values at December 31, 1998 and 1997, respectively. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

     At December 31, 1998, contractholder funds with defined maturities had a carrying value of $725.6 million and a fair value of $698.1 million, compared with a carrying value of $694.9 million and a fair value of $695.9 million at December 31, 1997. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $483.0 million and a fair value of $442.5 million at December 31, 1998, compared with a carrying value of $98.5 million and a fair value of $93.9 million at December 31, 1997. These contracts generally are valued at surrender value.

     The carrying values of short-term securities and policy loans approximated their fair values.


5.   COMMITMENTS AND CONTINGENCIES

     Financial Instruments with Off-Balance Sheet Risk
     See Note 4.

     Litigation

     The Company is a defendant in various litigation matters in the normal course of business. Although there can be no assurances, as of December 31, 1998, the Company believes, based on information currently available, that the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on its results of operations, financial condition or liquidity.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)



6.   STRUCTURED SETTLEMENT CONTRACTS

     The Company has structured settlement contracts that provide guarantees for the contractholders independent of the investment performance of the assets held in the related separate account. The assets held in the separate account are owned by the Company and contractholders do not share in their investment performance.

     The Company maintains assets sufficient to fund the guaranteed benefits attributable to the liabilities. Assets held in the separate account cannot be used to satisfy any other obligations of the Company.

     The Company reports the related assets and liabilities in investments, future policy benefit reserves and contractholder funds.

     These contracts were purchased by the insurance subsidiaries of Travelers Property Casualty Corp. (TAP), an affiliate of the Company, in connection with the settlement of certain of their policyholder obligations. Effective April 1, 1998, all new contracts have been written by TIC.


7.   BENEFIT PLANS

     Pension and Other Postretirement Benefits

     The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by Citigroup. In addition, the Company provides certain other postretirement benefits to retired employees through a plan sponsored by The Travelers Insurance Group Inc. (TIGI), TIC's direct parent. The Company's share of net expense for the qualified pension and other postretirement benefit plans was not significant for 1998, 1997 and 1996.

     401(k) Savings Plan

     Substantially all of the Company's employees are eligible to participate in a 401(k) savings plan sponsored by Citigroup. During 1996, the Company made matching contributions in an amount equal to the lesser of 100% of the pre-tax contributions made by the employee or $1,000. Effective January 1, 1997, the Company discontinued matching contributions for the majority of its employees. The Company's expenses in connection with the 401(k) savings plan were not significant in 1998, 1997 and 1996.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


8.   RELATED PARTY TRANSACTIONS

     The principal banking functions, including payment of salaries and expenses, for certain subsidiaries and affiliates of TIGI, including the Company, are handled by two companies. TIC handles banking functions for the life and annuity operations of Travelers Life & Annuity and some of its non-insurance affiliates. The Travelers Indemnity Company handles banking functions for the property-casualty operations, including most of its property-casualty insurance and non-insurance affiliates. Settlements between companies are made at least monthly. TIC provides various employee benefit coverages to certain subsidiaries of TIGI. The premiums for these coverages were charged in accordance with cost allocation procedures based upon salaries or census. In addition, investment advisory and management services, data processing services and claims processing services are provided by affiliated companies. Charges for these services are shared by the companies on cost allocation methods based generally on estimated usage by department.

     TIC maintains a short-term investment pool in which the Company participates. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 1998 and 1997, the pool totaled approximately $2.3 billion and $2.6 billion, respectively. The Company's share of the pool amounted to $93.1 million and $145.5 million at December 31, 1998 and 1997, respectively, and is included in short-term securities in the balance sheet.

     The Company's TTM Modified Guaranteed Annuity Contracts are subject to a limited guarantee agreement by TIC in a principal amount of up to $450 million. TIC's obligation is to pay in full to any owner or beneficiary of the TTM Modified Guaranteed Annuity Contracts principal and interest as and when due under the annuity contract to the extent that the Company fails to make such payment. In addition, TIC guarantees that the Company will maintain a minimum statutory capital and surplus level.

     The Company sold structured settlement annuities to the insurance affiliates of Travelers Property Casualty (TAP). Premiums and deposits were $8.9 million, $70.6 million and $36.9 million for 1998, 1997 and 1996, respectively. The reduction in premiums and deposits from 1997 to 1998 was a result of a decision to use TIC as the primary issuer of structured settlement annuities and the Company as the assignment company. Policy reserves and contractholder fund liabilities associated with these structured settlements were $808.7 and $842.3 million at December 31, 1998 and 1997, respectively.

     The Company began marketing variable annuity products through its affiliate, Salomon Smith Barney Inc. (SSB) in 1995. Premiums and deposits related to these products were $932.1 million, $615.6 million and $300.0 million in 1998, 1997 and 1996, respectively. In 1996, the Company began marketing various life products through SSB as well. Premiums related to such products were $42.1 million, $25.1 million and $20.5 million in 1998, 1997 and 1996, respectively.

     During 1998, the Company began marketing deferred annuity products through its affiliate Primerica Financial Services (Primerica). Deposits received were $216 million.

     The Company participates in a stock option plan sponsored by Citigroup that provides for the granting of stock options in Citigroup common stock to officers and key employees. To further encourage employee stock ownership, during 1997 the Company's ultimate parent introduced the WealthBuilder stock option program. Under this program, all employees meeting certain requirements are granted Citigroup stock options.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     Most leasing functions for TIGI and its subsidiaries are handled by TAP. Rent expense related to these leases are shared by the companies on a cost allocation method based generally on estimated usage by department. The Company's rent expense was insignificant in 1998, 1997 and 1996.

     At December 31, 1998 and 1997, the Company had investments in Tribeca Investments, L.L.C., an affiliate of the Company in the amounts of $18.3 million and $16.5 million, included in other invested assets.


9.       FEDERAL INCOME TAXES ($ in thousands)

         EFFECTIVE TAX RATE

        --------------------------------------------------------- ----------------- ---------------- -----------------
        FOR THE YEAR ENDED DECEMBER 31,                                 1998             1997              1996
        --------------------------------------------------------- ----------------- ---------------- -----------------
        Income Before Federal Income Taxes                             $88,185           $109,575         $39,582
        Statutory Tax Rate                                                  35%               35%              35%
        --------------------------------------------------------- ----------------- ---------------- -----------------
        Expected Federal Income Taxes                                   30,865            38,351           13,854
        Tax Effect of:
             Non-taxable investment income                                 (20)              (24)             (15)
             Other, net                                                   (145)             (124)             (48)
        --------------------------------------------------------- ----------------- ---------------- -----------------
        Federal Income Taxes                                           $30,700           $38,203          $13,791
        ========================================================= ================= ================ =================
        Effective Tax Rate                                                  35%               35%              35%
        --------------------------------------------------------- ----------------- ---------------- -----------------

        COMPOSITION OF FEDERAL INCOME TAXES                            1998              1998             1996
                                                                       ----              ----             ----
        Current:
             United States                                             $18,794           $33,805          $29,435
             Foreign                                                       123                54               21
        --------------------------------------------------------- ----------------- ---------------- -----------------
             Total                                                      18,917            33,859           29,456
        --------------------------------------------------------- ----------------- ---------------- -----------------

        Deferred:
             United States                                              11,783             4,344          (15,665)
        --------------------------------------------------------- ----------------- ---------------- -----------------
        Federal Income Taxes                                           $30,700           $38,203          $13,791
        ========================================================= ================= ================ =================

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     The net deferred tax assets at December 31, 1998 and 1997 were comprised of the tax effects of temporary differences related to the following assets and liabilities:


      ($ in thousands)                                                           1998              1997
                                                                                 ----              ----
      --------------------------------------------------------------------- ---------------- --------------
      Deferred Tax Assets:
           Benefit, reinsurance and other reserves                              $121,150         $100,969
           Other                                                                   2,810            2,571
      --------------------------------------------------------------------- ---------------- --------------
               Total                                                             123,960          103,540
      --------------------------------------------------------------------- ---------------- --------------

      Deferred Tax Liabilities:
           Investments, net                                                       56,103           42,933
           Deferred acquisition costs and value of insurance in force             51,993           23,650
           Other                                                                   1,399            1,226
      --------------------------------------------------------------------- ---------------- --------------
               Total                                                             109,495           67,809
      --------------------------------------------------------------------- ---------------- --------------

      Net Deferred Tax Asset Before Valuation Allowance                           14,465           35,731
      Valuation Allowance for Deferred Tax Assets                                 (2,070)          (2,070)
      --------------------------------------------------------------------- ---------------- --------------

      Net Deferred Tax Asset After Valuation Allowance                           $12,395          $33,661
      --------------------------------------------------------------------- ---------------- --------------


     TIC and its life insurance subsidiaries, including the Company, has filed, and will file, a consolidated federal income tax return. Federal income taxes are allocated to each member on a separate return basis adjusted for credits and other amounts required by the consolidation process. Any resulting liability has been, and will be, paid currently to TIC. Any credits for losses have been, and will be, paid by TIC to the extent that such credits are for tax benefits that have been utilized in the consolidated federal income tax return.

     The $2.1 million valuation allowance is sufficient to cover any capital losses on investments that may exceed the capital gains able to be generated in the life insurance group's consolidated federal income tax return based upon management's best estimate of the character of the reversing temporary differences. Reversal of the valuation allowance is contingent upon the recognition of future capital gains or a change in circumstances that causes the recognition of the benefits to become more likely than not. There was no change in the valuation allowance during 1998. The initial recognition of any benefit provided by the reversal of the valuation allowance will be recognized by reducing goodwill.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     In management's judgment, the $12.4 million "net deferred tax asset after valuation allowance" as of December 31, 1998, is fully recoverable against expected future years' taxable ordinary income and capital gains. At December 31, 1998, the Company has no ordinary or capital loss carryforwards.

     The policyholders surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account is approximately $2 million. Income taxes are not provided for on this amount because under current U.S. tax rules such taxes will become payable only to the extent such amounts are distributed as a dividend to exceed limits prescribed by federal law. Distributions are not contemplated from this account. At current rates the maximum amount of such tax would be approximately $700 thousand.



10.      NET INVESTMENT INCOME

        -------------------------------------------------------------- --------------- --------------- --------------
        FOR THE YEAR ENDED DECEMBER 31,
        ($ in thousands)                                                    1998            1997           1996
        -------------------------------------------------------------- --------------- --------------- --------------
        GROSS INVESTMENT INCOME
             Fixed maturities                                              $130,825        $120,900       $113,296
             Joint venture and partnership income                            22,107          32,336         19,775
             Mortgage loans                                                  15,969          14,905         18,278
             Other                                                            3,322           2,284          4,113
        -------------------------------------------------------------- --------------- --------------- --------------
                                                                            172,223         170,425        155,462
        -------------------------------------------------------------- --------------- --------------- --------------
        Investment expenses                                                   1,220           1,772          4,136
        -------------------------------------------------------------- --------------- --------------- --------------
        Net investment income                                              $171,003        $168,653       $151,326
        -------------------------------------------------------------- --------------- --------------- --------------


11.  INVESTMENTS AND INVESTMENT GAINS (LOSSES)

     Realized investment gains (losses) for the periods were as follows:

      ---------------------------------------------------------------- --------------- --------------- ---------------
      FOR THE YEAR ENDED DECEMBER 31,
      ($ in thousands)                                                      1998            1997            1996
      ---------------------------------------------------------------- --------------- --------------- ---------------
      REALIZED INVESTMENT GAINS (LOSSES)
           Fixed maturities                                                 $15,620         $29,236        $(11,491)
           Equity securities                                                  1,819           8,385           4,613
           Mortgage loans                                                       623              (8)          1,979
           Real estate held for sale                                              -           2,164             (73)
           Other                                                                431           5,094          (4,641)
      ---------------------------------------------------------------- --------------- --------------- ---------------
               Total Realized Investment Gains (Losses)                    $18,493          $44,871         $(9,613)
      ---------------------------------------------------------------- --------------- --------------- ---------------

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)



     Changes in net unrealized investment gains (losses) that are included as accumulated other changes in equity from non-owner sources in shareholder's equity were as follows:

      ---------------------------------------------------------------- --------------- --------------- ---------------
      FOR THE YEAR ENDED DECEMBER 31,
      ($ in thousands)                                                      1998            1997            1996
      ---------------------------------------------------------------- --------------- --------------- ---------------
      UNREALIZED INVESTMENT GAINS (LOSSES)
           Fixed maturities                                                 $24,336         $34,451        $(23,953)
           Equity securities                                                   (338)         (2,394)           (746)
           Other                                                              3,098          23,975          22,431
      ---------------------------------------------------------------- --------------- --------------- ---------------
               Total Unrealized Investment Gains (Losses)                    27,096          56,032          (2,268)

           Related taxes                                                      9,484          19,611            (794)
      ---------------------------------------------------------------- --------------- --------------- ---------------
           Change in unrealized investment gains (losses)                    17,612          36,421          (1,474)
           Balance beginning of year                                         70,277          33,856          35,330
      ---------------------------------------------------------------- --------------- --------------- ---------------
               Balance End of Year                                          $87,889         $70,277         $33,856
      ---------------------------------------------------------------- --------------- --------------- ---------------


Fixed Maturities

     Proceeds from sales of fixed maturities classified as available for sale were $1.1 billion, $.9 billion and $1.0 billion in 1998, 1997 and 1996, respectively. Gross gains of $32.6 million, $38.1 million and $8.4 million and gross losses of $17.0 million, $8.9 million and $19.9 million in 1998, 1997 and 1996, respectively were realized on those sales.

     Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which a quoted market price or dealer quote are not available amounted to $427.0 million and $485.3 million at December 31, 1998 and 1997, respectively.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

     The amortized cost and fair values of investments in fixed maturities were as follows:

       ------------------------------------------------- ---------------- --------------- ---------------- ---------------
       DECEMBER 31, 1998                                                      GROSS            GROSS
       ($ in thousands)                                  AMORTIZED COST     UNREALIZED      UNREALIZED          FAIR
                                                                              GAINS           LOSSES           VALUE
       ------------------------------------------------- ---------------- --------------- ---------------- ---------------
       AVAILABLE FOR SALE:
            Mortgage-backed securities - CMOs and
            pass-through securities                            $220,105        $ 11,571         $(193)         $231,483
            U.S. Treasury securities and obligations
            of U.S. Government and government agencies
            and authorities                                     289,376          53,782          (274)          342,884
            Obligations of states and political
            subdivisions                                         28,749             994           (17)           29,726
            Debt securities issued by foreign
            governments                                          40,786           2,966          (375)           43,377
            All other corporate bonds                         1,124,298          75,870       (13,000)        1,187,168
            Redeemable preferred stock                            4,033             119          (109)            4,043
       ------------------------------------------------- ---------------- --------------- ---------------- ---------------
                Total Available For Sale                     $1,707,347        $145,302      $(13,968)       $1,838,681
       ------------------------------------------------- ---------------- --------------- ---------------- ---------------

       DECEMBER 31, 1997                                                      GROSS            GROSS
       ($ in thousands)                                  AMORTIZED COST     UNREALIZED      UNREALIZED          FAIR
                                                                              GAINS           LOSSES           VALUE
       ------------------------------------------------- ---------------- --------------- ---------------- ---------------
       AVAILABLE FOR SALE:
            Mortgage-backed securities - CMOs and
            pass-through securities                            $144,921         $ 8,254         $(223)         $152,952
            U.S. Treasury securities and obligations
            of U.S. Government and government agencies
            and authorities                                     248,081          34,111          (123)          282,069
            Obligations of states and political
            subdivisions                                         14,560             392            (2)           14,950
            Debt securities issued by foreign
            governments                                          85,367           6,194          (228)           91,333
            All other corporate bonds                         1,077,211          59,972        (1,387)        1,135,796
            Redeemable preferred stock                              981              48            (9)            1,020
       ------------------------------------------------- ---------------- --------------- ---------------- ---------------
                Total Available For Sale                     $1,571,121        $108,971       $(1,972)       $1,678,120
       ------------------------------------------------- ---------------- --------------- ---------------- ---------------


     The amortized cost and fair value of fixed maturities available for sale at December 31, 1998, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

        ----------------------------------------------------- ------------------ ------------------
        ($ in thousands)                                          AMORTIZED          FAIR
                                                                    COST             VALUE
        ----------------------------------------------------- ------------------ ------------------
        MATURITY:
             Due in one year or less                              $   21,149         $   21,655
             Due after 1 year through 5 years                        249,251            256,032
             Due after 5 years through 10 years                      356,358            379,061
             Due after 10 years                                      860,484            950,450
        ----------------------------------------------------- ------------------ ------------------
                                                                   1,487,242          1,607,198
        ----------------------------------------------------- ------------------ ------------------

             Mortgage-backed securities                              220,105            231,483
        ----------------------------------------------------- ------------------ ------------------
                 Total Maturity                                   $1,707,347         $1,838,681
        ----------------------------------------------------- ------------------ ------------------


     The Company makes significant investments in collateralized mortgage obligations (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class (PAC) tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

     At December 31, 1998 and 1997, the Company held CMOs with a market value of $181.6 million and $122.8 million, respectively. The Company's CMO holdings were 62.9% and 97.5% collateralized by GNMA, FNMA or FHLMC securities at December 31, 1998 and 1997, respectively.

     Equity Securities

     The cost and market values of investments in equity securities were as follows:

    --------------------------------------------- ----------- ---------------------- ---------------------- -----------
    EQUITY SECURITIES:                                          GROSS UNREALIZED       GROSS UNREALIZED     FAIR VALUE
    ($ in thousands)                                 COST             GAINS                 LOSSES
    --------------------------------------------- ----------- ---------------------- ---------------------- -----------
    DECEMBER 31, 1998
         Common stocks                               $ 5,185             $889                 $(292)           $5,782
         Non-redeemable preferred stocks              20,641              707                  (445)           20,903
    --------------------------------------------- ----------- ---------------------- ---------------------- -----------
             Total Equity Securities                 $25,826           $1,596                 $(737)          $26,685
    --------------------------------------------- ----------- ---------------------- ---------------------- -----------
    DECEMBER 31, 1997

         Common stocks                                $3,318            $ 583                  $(70)           $3,831
         Non-redeemable preferred stocks              11,774              931                  (247)           12,458
    --------------------------------------------- ----------- ---------------------- ---------------------- -----------
             Total Equity Securities                 $15,092           $1,514                 $(317)          $16,289
    --------------------------------------------- ----------- ---------------------- ---------------------- -----------

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     Proceeds from sales of equity securities were $6.0 million, $12.4 million and $12.8 million in 1998, 1997 and 1996, respectively. Gross gains of $2.6 million, $8.6 million and $4.7 million and gross losses of $815 thousand, $172 thousand and $155 thousand in 1998, 1997 and 1996, respectively were realized on those sales.

     Mortgage Loans

     Underperforming assets include delinquent mortgage loans, loans in the process of foreclosure and loans modified at interest rates below market.

     At December 31, 1998 and 1997, the Company's mortgage loan portfolios consisted of the following:

-----------------------------------------------------  -------------  --------------
($ in thousands)                                            1998            1997
-----------------------------------------------------  -------------  --------------
Current Mortgage Loans                                      $170,635        $160,247
Underperforming Mortgage Loans                                 3,930               -
-----------------------------------------------------  -------------  --------------
Total                                                        174,565         160,247
-----------------------------------------------------  -------------  --------------


     Aggregate annual maturities on mortgage loans at December 31, 1998 are as follows:

-----------------------------------------------------       -------
($ in thousands)

Past Maturity                                               $   129
1999                                                         11,649
2000                                                         11,309
2001                                                          8,697
2002                                                         16,272
2003                                                          4,998
Thereafter                                                  121,511
-----------------------------------------------------       -------
Total                                                       174,565
=====================================================       =======

     Joint Venture

     In October 1997, TIC and Tishman Speyer Properties (Tishman), a worldwide real estate owner, developer and manager, formed a joint real estate venture with an initial equity commitment of $792 million. TIC and certain of its affiliates committed $420 million in real estate equity and $100 million in cash while Tishman committed $272 million in properties and cash. Both companies are serving as asset managers for the venture and Tishman is primarily responsible for the venture's real estate acquisition and development efforts. The Company's investment in the joint venture, which is included in other invested assets, totaled $62.4 million and $54.8 million at December 31, 1998 and 1997, respectively.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     Concentrations

     The Company's significant individual investment concentrations included $53.3 million and $32.7 million in Bellsouth Corp. at December 31, 1998 and 1997, respectively. In addition, there was an investment of $50.8 million in the State of Israel in 1997.

     The Company participates in a short-term investment pool maintained by an affiliate. See Note 8.

     Included in fixed maturities are below investment grade assets totaling $102.4 million and $76.7 million at December 31, 1998 and 1997, respectively. The Company defines its below investment grade assets as those securities rated "Ba1" or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds that are classified as below investment grade bonds.

     The Company's three largest industry concentrations of investments, primarily fixed maturities, were as follows:

        -------------------------------------------- -----------   -----------
        ($ in thousands)                                 1998          1997
        -------------------------------------------- -----------   -----------
        Banking                                         $160,713      $130,966
        Transportation                                   155,116       138,903
        Electric utilities                               109,027       106,724
        -------------------------------------------- -----------   -----------

     Below investment grade assets included in the preceding table were not significant.

     Concentrations of mortgage loans by property type at December 31, 1998 and 1997 were as follows:

        --------------------------------------------   -----------   -----------
        ($ in thousands)                                   1998          1997
        --------------------------------------------   -----------   -----------
        Agricultural                                       $78,579       $62,463
        Office                                              51,813        47,453
        --------------------------------------------   -----------   -----------

     The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

     Non-Income Producing Investments

     There were no investments included in the balance sheets that were non-income producing for the preceding 12 months.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     Restructured Investments

     Mortgage loan and debt securities which were restructured at below market terms at December 31, 1998 and 1997 were insignificant. The new terms of restructured investments typically defer a portion of contract interest payments to varying future periods. The accrual of interest is suspended on all restructured assets, and interest income is reported only as payment is received. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such assets was insignificant. Interest on these assets, included in net investment income, was insignificant.


12.  LIFE AND ANNUITY DEPOSIT FUNDS AND RESERVES

     At December 31, 1998, the Company had $1.9 billion of life and annuity deposit funds and reserves. Of that total, $1.5 billion were not subject to discretionary withdrawal based on contract terms. The remaining $.4 billion were life and annuity products that were subject to discretionary withdrawal by the contractholders. Included in the amount that is subject to discretionary withdrawal were $.2 billion of liabilities that are surrenderable with market value adjustments. An additional $.2 billion of life insurance and individual annuity liabilities are subject to discretionary withdrawals with an average surrender charge of 4.6%. The life insurance risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent for long-term policyholders. Insurance liabilities that are surrendered or withdrawn from the Company are reduced by outstanding policy loans and related accrued interest prior to payout.


13. RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES

     The following table reconciles net income to net cash provided by (used in) operating activities:

        ------------------------------------------------------------------   -------------   -------------   -------------
        FOR THE YEAR ENDED DECEMBER 31,                                          1998             1997            1996
                                                                                 ----             ----            ----
        ($ in thousands)
        ------------------------------------------------------------------   -------------   -------------   -------------
        Net Income From Continuing Operations                                     $57,485         $71,372        $ 25,791
             Adjustments to reconcile net income to cash provided by
             operating activities:
                 Realized (gains) losses                                          (18,493)        (44,871)          9,613
                 Deferred federal income taxes                                     11,783           4,344         (15,665)
                 Amortization of deferred policy acquisition costs and
                      value of insurance in force                                  17,031           6,036           3,286
                 Additions to deferred policy acquisition costs                  (120,278)        (56,975)        (20,753)
                 Investment income accrued                                         (3,821)            908           1,308
                 Premium balances receivable                                       (6,786)         (3,450)         (3,561)
                 Insurance reserves and accrued expenses                           (8,431)          3,981         (16,459)
                 Other                                                             (3,881)         26,673         (13,419)
        ------------------------------------------------------------------   -------------   -------------   -------------
                 Net cash provided by (used in) operations                       $(75,391)         $8,018        $(29,859)
        ------------------------------------------------------------------   -------------   -------------   -------------


14.  NON-CASH INVESTING AND FINANCING ACTIVITIES


     There were no significant non-cash investing and financing activities for 1998, 1997 and 1996.

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

Sections 33-770 et seq, inclusive of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

Citigroup Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

               UNDERTAKING TO REPRESENT REASONABLENESS OF CHARGES

The Company hereby represents that the aggregate charges under the Policy of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

-    The facing sheet.
-    The Prospectus.
-    The undertaking to file reports.
-    The signatures.
-    Attachments:

A. Consent of Katherine M. Sullivan, General Counsel, to the filing of her opinion as an exhibit to this Registration Statement and to the reference to her opinion under the caption "Legal Proceedings and Opinion" in the Prospectus. (See Exhibit 11 below.)

B. Consent and Actuarial Opinion, pertaining to the illustrations contained in the Prospectus.

C.       Consent of KPMG LLP, Independent Certified Public Accountants.

D.       Powers of Attorney (See Exhibit 12 below).

Exhibits:

1. Resolution of the Board of Directors of The Travelers Life and Annuity Company authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed August 21, 1995.)

2.       Not applicable.

3(a). Distribution and Principal Underwriting Agreement among the Registrant, The Travelers Life and Annuity Company and CFBDS, Inc. (Incorporated herein by reference to Exhibit 3(a) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-60215, filed November 9, 1998.)

3(b). Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-60215, filed November 9, 1998.)

3(c). Agents Agreement, including schedule of sales commissions. (Incorporated herein by reference to Exhibit 3(c) to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed April 24, 1997.)

4.       None

5.       Variable Life Insurance Policy. (Incorporated herein by reference to
         Exhibit 5 to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed August 21, 1995.)

6(a). Charter of The Travelers Life and Annuity Company, as amended on April 10, 1990. (Incorporated herein by reference to Exhibit 3(a) to the Registration Statement on Form N-4, File No. 33-58131, filed via Edgar on March 17, 1995.)

6(b). By-Laws of The Travelers Life and Annuity Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 3(b) to the Registration Statement on Form N-4, File No. 33-58131, filed via Edgar on March 17, 1995.)

7.       None

8.       None

9.       None

10. Application for Variable Life Insurance Policy. (Incorporated herein by reference to Exhibit 10 to Post-Effective Amendment No. 3 to the Registration Statement on Form S-6, filed April 24, 1998.)

11. Opinion of Counsel, regarding the legality of securities being registered. (Incorporated herein by reference to Exhibit 11 to Post-Effective Amendment No. 3 to the Registration Statement on Form S-6, filed April 24, 1998.)

12. Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Michael A. Carpenter, Jay S. Benet, George C. Kokulis, Ian R. Stuart, Katherine M. Sullivan, Robert I. Lipp and Marc P. Weill. (Incorporated herein by reference to Exhibit 12 to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed April 24, 1997.)

12(a). Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for J. Eric Daniels and Jay S. Benet.

13. Memorandum concerning transfer and redemption procedures, as required by Rule 6e-3(T)(b)(12)(ii). (Incorporated herein by reference to Exhibit 13 to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed August 21, 1995.)

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, The Travelers Variable Life Insurance Separate Account One, certifies that it meets all of the requirements for effectiveness of this post-effective amendment to this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 29th day of April, 1999.

           THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT ONE
                                  (Registrant)

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                   (Depositor)

                             By: *JAY S. BENET
                                 -----------------
                                 Jay S. Benet
                                 Senior Vice President, Chief Financial Officer, Chief Accounting Officer and Controller


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 29th day of April 1999.


*MICHAEL A. CARPENTER           Director, Chairman of the Board
-------------------------
  (Michael A. Carpenter)

*J. ERIC DANIELS                Director, President and Chief Executive Officer
-------------------------
  (J. Eric Daniels)

*JAY S. BENET                   Director, Senior Vice President, Chief Financial
-------------------------       Officer, Chief Accounting Officer and Controller
  (Jay S. Benet)

*GEORGE C. KOKULIS              Director
-------------------------
  (George C. Kokulis)

*ROBERT I. LIPP                 Director
-------------------------
  (Robert I. Lipp)

*KATHERINE M. SULLIVAN          Director, Senior Vice President
-------------------------       and General Counsel
  (Katherine M. Sullivan)

*MARC P. WEILL                  Director
-------------------------
  (Marc P. Weill)

*By: /s/ Ernest J. Wright, Attorney-in-Fact
     --------------------------------------

                                  EXHIBIT INDEX

Attachment
  or
Exhibit
  No.        Description                                        Method of Filing
----------   -----------                                        ----------------
ATTACHMENTS:

B.           Consent and Actuarial Opinion pertaining to the     Electronically
             illustrations contained in the Prospectus.

C.           Consent of KPMG LLP, Independent Certified          Electronically
             Public Accountants.

EXHIBITS:

12(a).       Powers of Attorney authorizing Ernest J. Wright     Electronically
             or Kathleen A. McGah as signatory for J. Eric
             Daniels and Jay S. Benet.